As filed with the Securities and Exchange Commission on June 27, 2007

File Nos. 333–16093

811–7923

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post–Effective Amendment No. 32

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33

CNI CHARTER FUNDS

(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive

Beverly Hills, California 90210

(Address of Principal Executive Office)

(800) 708-8881

(Registrant’s Telephone Number, Including Area Code)

William J. Souza, Esq.

400 North Roxbury Drive

Beverly Hills, California 90210

(Name and Address of Agent for Service)

_________________________

It is proposed that this filing will become effective:

__	immediately upon filing pursuant to Rule 485(b)
__	on ___________ pursuant to Rule 485(b)
__	60 days after filing pursuant to Rule 485(a)(1)
X	75 days after filing pursuant to Rule 485(a)(2)
__	on ___________ pursuant to Rule 485(a)(1)

__________

Please Send Copy of Communications to:

MICHAEL GLAZER

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street, 25th Floor

Los Angeles, California 90071

                                CNI CHARTER FUNDS

                        Prospectus Dated October 1, 2007

                               Institutional Class

                                Multi-Asset Fund

Prospectus dated October 1, 2007

Institutional Class

Multi-Asset Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not insured or guaranteed by the U.S. Government, the
Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

More detailed information on all subjects covered in this prospectus is contained in the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Fund described herein should request the SAI and review it before purchasing shares.

This prospectus offers Institutional Class shares of the Multi-Asset Fund (the
"Fund"), a series of CNI Charter Funds. Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own accounts or on behalf of their customers. The Fund offers other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

The Fund

Our Goal
--------

The Fund seeks to generate a positive real rate of return in a manner consistent with capital preservation in all market environments. The goal of the Fund can only be changed with shareholder approval.

Principal Strategy
------------------

We invest in a diversified portfolio, including but not limited to direct investments in the following asset classes and investments in mutual funds and exchange-traded funds ("underlying funds") which invest in these asset classes:

   o    equity securities of U.S. and foreign companies of various market capitalizations and investment characteristics (e.g., growth, value and cyclical companies),

   o    fixed income securities of U.S. and foreign issuers,

   o    securities of U.S. and foreign companies principally engaged in the real estate industry and other real estate related investments,

   o    commodities,

   o    foreign currencies, and

   o    money market instruments

in proportions which reflect the judgment of City National Asset Management,
Inc. ("CNAM" or the "Investment Manager") of the potential returns and risks of each asset class. The Investment Manager considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures.

We may invest in derivatives (e.g., options, futures contracts, swaps, etc.) to gain exposure to or hedge any of the various securities or asset classes in which we may invest. We may also engage in short sales of equity securities to reduce the Fund's equity exposure or to profit from an anticipated decline in the prices of the securities sold short.

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the underlying funds

                                       1

in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the Fund's shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the CNI Charter Funds family as well as funds unaffiliated with CNI Charter Funds.

Principal Risks of Investing in the Fund
----------------------------------------

As with any mutual fund, there are risks to investing in the Fund. We cannot guarantee that we will meet our investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation Risk - The Fund's performance will be affected by the Investment
Manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, a Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

Underlying Fund Risks - Because the Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the investment objective of any underlying fund will be achieved.

Equity Securities - By investing directly or indirectly in equity securities, the Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any fund invested in equity securities, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry-wide and/or economic trends and developments.

Fixed Income Securities - By investing directly or indirectly in fixed income securities, the Fund may expose you to declines in a holding's value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

Foreign Securities - The Fund may invest directly or indirectly (through underlying funds) in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies.
For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some

                                       2

countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Real Estate - Related Investments - Because the Fund may invest directly or indirectly in securities of companies principally engaged in the real estate industry and other real estate related investments, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Investments in real estate companies may also subject the Fund to the risks associated with the direct ownership of real estate. Real estate companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry.

Commodities - The Fund's direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Foreign Currencies - The Fund's direct or indirect investments in securities denominated in foreign currencies are subject to currency risk. The value of assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations. The Fund (or an underlying fund) may incur transaction costs in connection with conversions between various currencies. Under normal circumstances, the Fund does not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar, although one or more underlying funds may do so. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

Fund Performance
----------------

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Fees and Expenses of the Fund
-----------------------------

This table describes the fees and expenses you may pay if you buy and hold
Institutional Class shares of the Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Fund.

Annual Fund Operating Expenses
    (expenses that are deducted from Fund assets)

Management Fee*                                               0.50%
Other Expenses
   Shareholder Servicing Fee                     0.25%

                                       3

   Other Fund Expenses (est.)                    0.05%
Total Other Expenses (est.)                                   0.30%
Underlying Fund Fees and Expenses (est.)**                    0.32%
-----------------------------------------------------------------------
Total Annual Fund Operating Expenses***                       1.12%

*  The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.
** Underlying Fund Fees and Expenses are estimated based upon an estimated allocation by the Investment Manager of the Fund's assets among various
   Underlying Funds and upon the estimated total annual operating expenses of the institutional class shares of these Underlying Funds. Underlying Fund
   Fees and Expenses will vary with changes in allocations and Underlying Fund expenses, and may be higher or lower than those shown above.
***The Investment Manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Institutional Class
   Total Annual Fund Operating Expenses for the current fiscal year at or below
   1.75%. Any fee reductions or reimbursements may be repaid to the Investment
   Manager within three years after they occur if such repayments can be achieved within the Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

Example
-------

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest
$10,000 in Institutional Class shares of the Fund for the time periods indicated
and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year              3 Years
       ---------------------------------------
               $114                $356

Management Of The Fund

Investment Manager
------------------

City National Asset Management, Inc. ("CNAM" or the "Investment Manager")
provides the Fund with investment management services. CNAM's address is City
National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly-owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s. CNAM had approximately
$5.2 billion in assets as of December 31, 2006. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2006, CNB and its affiliates had approximately $48.6 billion in assets under administration, which included $27.8 billion in assets under management.

CNAM receives for its investment management services a fee at the annual rate of
0.50% of the average daily net assets of the Fund.

                                       4

A discussion regarding the basis of the Board of Trustees' approval of the
Fund's investment advisory agreement with CNAM will be available in the Fund's shareholder report for the period ending March 31, 2008.

Portfolio Managers
------------------

Barbara Bruser and William Miller serve as portfolio managers for the Fund.

Barbara Bruser is Senior Vice President and Director of Equities of CNAM, where she oversees equity investment policy, portfolio construction and stock selection. Ms. Bruser has been with CNB and CNAM since 2002 and has over 30 years of experience in the investment and financial industries. From 1998 to
2002, Ms. Bruser was Senior Vice President of Alternative Investment Strategies
for Bank of America, and from 1993 to 1998 was Senior Vice President and
Director of the Strategic Wealth Group for Wells Fargo/ First Interstate Bank.
Ms. Bruser has also previously served as President and Director of Investor
Relations at Security Pacific Corporation, and General Partner at RCM Capital
Management. Ms. Bruser, a Chartered Financial Analyst, received a Bachelor of
Arts degree in History and Comparative Literature from the University of
California, Santa Barbara, and a Master's degree in Library Science from the
University of Western Ontario.

William C. Miller, Jr. is Vice President and Senior Fixed Income Portfolio
Manager of CNAM, where he specializes in the research, analysis, and selection of fixed income securities. Mr. Miller has been with CNB and CNAM since 2001 and has over ten years of investment management experience. From 1998 to 2001, Mr.
Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management
Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor's degree with a concentration in Finance from California State University, Fullerton.

Administrator
-------------

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at
One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distributor
-----------

SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be
reached at 1-888-889-0799.

Shareholder Servicing Fees
--------------------------

The Fund has adopted a shareholder service plan that allows the Fund to pay fees to broker-dealers and other financial intermediaries for services provided to
Institutional Class shareholders. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment. Annual shareholder servicing fees under the plan are 0.25% of average daily net assets for Institutional Class shares of the Fund, a portion or all of which may be received by CNB or its affiliates.

                                       5

Additional Investment Strategies And Related Risks

The risks of the Fund referred to below are related to investment strategies that are material but not fundamental strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See risks described with respect to the Fund under the section entitled "The Fund."

Hedge Funds - The Fund may invest in private investment funds ("Hedge Funds")
managed by various investment managers ("Managers") that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the
Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge
Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Derivatives - The Fund may invest in derivatives such as options, futures and swap agreements for bona fide hedging purposes and for speculative purposes. A derivative security is a financial contract whose value is based on (or "derived from") a traditional security (such as a bond) or a market index. The Fund's use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, which is the risk that the value of the Fund's investment will fluctuate with movements in the stock market; interest rate risk, which is the risk that the value of bonds and other debt securities will fall when interest rates rise;
credit risk, which is the risk that the issuers of bonds and other debt securities may not be able to make interest or principal payments; counterparty risk, which is the risk that the other party to an agreement will default; and
liquidity risk, which is the risk that lack of trading volume may make it difficult to sell securities at quoted market prices. The Fund could lose more than the principal amount that it invests in derivative securities. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the
Fund's use of derivatives may increase the taxes payable by shareholders.

Defensive Investments - The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Investment
Manager, the Fund may invest up to 100% of its assets in cash or cash equivalents for temporary defensive purposes. The

                                       6

Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested. Underlying funds may have similar policies.

Portfolio Turnover - The Investment Manager will sell a security held by the
Fund when it believes it is appropriate to do so, regardless of how long the
Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of the Fund shares than the transaction cost to achieve it.
Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.

How To Buy, Sell And Exchange Shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Fund are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized
Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectuses. You will also generally have to address your correspondence or questions regarding the Fund to your
Authorized Institution.

How to Buy Shares
-----------------

To purchase shares of the Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions.
Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the
Fund or its shareholders.

Foreign Investors
-----------------

The Fund does not generally accept investments by non-U.S. persons. Non-U.S.
persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification
----------------------------------------

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

                                       7

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Fund is required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Authorized Institution is required to collect documents on behalf of the Fund to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be made by contacting you. If this information is not obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (including receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program
-----------------------------

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an
Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Shares
------------------

You may sell your shares only through your Authorized Institution. To sell shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

                                       8

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a "redemption in kind"). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Fund may suspend your right to redeem your shares if the New York Stock
Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws.
Please see the SAI for a more detailed discussion.

How to Exchange Shares
----------------------

You may exchange Institutional Class shares of the Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or net asset value per share ("NAV") of the relevant Fund next calculated after we receive your exchange request. To exchange shares of the Fund, you should contact your Authorized Institution.

Frequent Purchases and Redemptions of Fund Shares
-------------------------------------------------

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages short-term or other excessive trading (such as market timing) into and out of the Fund because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund does not accommodate frequent purchases and redemptions of Fund shares and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer
Agency), transfer agent to the Fund (the "Transfer Agent"), has procedures in place designed to detect and prevent market timing activity. CNAM also participates in the enforcement of the Fund's market timing prevention policy by monitoring transaction activity in the Fund. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of the Fund (a
"round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its transfer agents will be able to identify such shareholders or curtail their trading practices.
The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Fund's distributor has received assurances from each financial intermediary which sells shares of the
Fund that it has procedures in place to monitor for excessive trading.

                                       9

General Information
-------------------

How and when we calculate the Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of the Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Fund reserves the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

If we receive your purchase, redemption or exchange order from your Authorized
Institution before the close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after the close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized
Institution time to process your request and transmit it to the Fund before the close of trading on the NYSE.

How We Calculate NAV
--------------------

NAV for one share of the Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the Fund. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are unavailable or considered to be unreliable, fair value prices may be determined by the Fund's Fair Value Committee in good faith using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair
Value Committee will consider CNAM's valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the
Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. The NAV may vary for different share classes of the Fund. More details about how we calculate the NAV for the Fund are in the SAI.

Purchase and Account Balance Minimums
-------------------------------------

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Fund may require each
Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your
Authorized Institution for more information.

                                       10

Dividends

The Fund will declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's dividend record date, you will be entitled to receive the distribution. Following its fiscal year end
(September 30), the Fund may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares of the Fund, unless you instruct your
Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized
Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the
Fund. The Fund's use of a "fund of funds" structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale or exchange of Fund shares is a taxable event.

Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the
Fund's shares or any exchange of the Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the
Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

More information about taxes is contained in the SAI.

                                       11

IMPORTANT TERMS TO KNOW

Lehman Brothers U.S. TIPS Index - The Lehman Brothers U.S. TIPS Index is an
unmanaged market index composed of U.S. Treasury inflation linked index securities. It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

Blended Index - The Blended Index is a customized index composed of 60% in the
S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit
Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers
Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds. It is not possible to invest directly in the Blended Index. The Blended Index does not reflect deductions for fees, expenses or taxes.

CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI").
The CPI is an unmanaged index representing the rate of inflation of U.S.
consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in the
CPI. The CPI does not reflect deductions for fees, expenses or taxes.

                                       12

PRIOR PERFORMANCE OF PORTFOLIO MANAGERS

The following table sets forth composite performance data relating to the historical performance of institutional private accounts ("Institutional
Accounts") managed by the Fund's portfolio managers on behalf of CNB (CNAM's parent company, by which all CNAM employees are dually employed) since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Fund's portfolio managers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the
Investment Manager.

The composite performance data shown below were calculated in accordance with the Global Investment Performance Standards ("GIPS")*, retroactively applied to all time periods, and are shown net of the Fund's annual investment advisory fee of 0.50% of average daily net assets. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by CNB's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The composite includes all actual, fee-paying, discretionary institutional private accounts managed by CNB that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of
the Internal Revenue Code. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Institutional Accounts presented below reflect the application of the Fund's investment advisory fee to the audited returns for
2004 and 2005, and preliminary unaudited returns for 2006. These results are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

* GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers.
The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                       13

Historical Returns

------------------- ----------------- ------------------- ----------- ---------------
    Year Ending       Institutional     Lehman Brothers     Blended     CPI + 500
    December 31         Accounts           U.S. TIPS        Index(2)      Basis
                                            Index(1)                     Points(3)
------------------- ----------------- ------------------- ----------- ---------------
       2004              13.0%              8.5%             7.8%         8.3%
------------------- ----------------- ------------------- ----------- ---------------
       2005               6.4%              2.8%             3.6%         8.4%
------------------- ----------------- ------------------- ----------- ---------------
       2006              12.1%              0.4%            11.0%         7.5%
------------------- ----------------- ------------------- ----------- ---------------

Total Return (Annualized)

------------------ ----------------- ------------------- ------------- --------------
                     Institutional     Lehman Brothers     Blended       CPI + 500
                       Accounts           U.S. TIPS        Index(2)        Basis
                                           Index(1)                       Points(3)
------------------ ----------------- ------------------- ------------- --------------
   One Year(4)          10.5%              5.3%             9.6%           7.8%
------------------ ----------------- ------------------- ------------- --------------
   Two Years(4)         10.8%              3.1%             8.7%           8.1%
------------------ ----------------- ------------------- ------------- --------------
  Three Years(4)         9.4%              3.0%             7.1%           8.1%
------------------ ----------------- ------------------- ------------- --------------

(1) Lehman Brothers U.S. TIPS Index - The Lehman Brothers U.S. TIPS Index is an
unmanaged market index composed of U.S. Treasury inflation linked index securities.

(2) Blended Index - The Blended Index is a customized index composed of 60% in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit
Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers
Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

(3) CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI").
The CPI is an unmanaged index representing the rate of inflation of U.S.
consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time.

(4) For periods ending March 31, 2007.

                                       14

Privacy Principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI
Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Fund's Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Fund's
Privacy Principles, please contact your investment professional or the Fund's at
1-888-889-0799.

                                       15

For More Information

Additional information is available free of charge in the Statement of
Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports. To receive a free copy of this prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

        SEI Investments Distribution Co.
        One Freedom Valley Drive
        Oaks, Pennsylvania 19456
        1-888-889-0799

or visit www.cnicharterfunds.com.

Information about the Fund, including the SAI, may be reviewed and copied:

   o    at the SEC's Public Reference Room in Washington, D.C. at
        1-202-942-8090;

   o    on the EDGAR database on the SEC's Internet site at www.sec.gov; or

   o    by written request (including duplication fee) to the Public Reference
        Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

If you have questions about the Fund, please call 1-888-889-0799 or visit
www.cnicharterfunds.com.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

CNI Charter Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-013-0100

                                       16

                                CNI CHARTER FUNDS

                        Prospectus Dated October 1, 2007

                                     Class A

                                Multi-Asset Fund

Prospectus dated October 1, 2007

Class A

Multi-Asset Fund

INVESTMENT MANAGER:

City National Asset Management, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not insured or guaranteed by the U.S. Government, the
Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

More detailed information on all subjects covered in this prospectus is contained in the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the Fund described herein should request the SAI and review it before purchasing shares.

This prospectus offers Class A shares of the Multi-Asset Fund (the "Fund"), a series of CNI Charter Funds. Class A shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs. The Fund offers other classes of shares which are subject to the same management fees and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

The Fund

Our Goal
--------

The Fund seeks to generate a positive real rate of return in a manner consistent with capital preservation in all market environments. The goal of the Fund can only be changed with shareholder approval.

Principal Strategy
------------------

We invest in a diversified portfolio, including but not limited to direct investments in the following asset classes and investments in mutual funds and exchange-traded funds ("underlying funds") which invest in these asset classes:

     o    equity securities of U.S. and foreign companies of various market capitalizations and investment characteristics (e.g., growth, value and cyclical companies),

     o    fixed income securities of U.S. and foreign issuers,

     o    securities of U.S. and foreign companies principally engaged in the real estate industry and other real estate related investments,

     o    commodities,

     o    foreign currencies, and

     o    money market instruments

in proportions which reflect the judgment of City National Asset Management,
Inc. ("CNAM" or the "Investment Manager") of the potential returns and risks of each asset class. The Investment Manager considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures.

We may invest in derivatives (e.g., options, futures contracts, swaps, etc.) to gain exposure to or hedge any of the various securities or asset classes in which we may invest. We may also engage in short sales of equity securities to reduce the Fund's equity exposure or to profit from an anticipated decline in the prices of the securities sold short.

The Fund is a "fund of funds," which is a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds

                                       1

structure could affect the timing, amount and character of distributions to the
Fund's shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the CNI Charter Funds family as well as funds unaffiliated with CNI
Charter Funds.

Principal Risks of Investing in the Fund
----------------------------------------

As with any mutual fund, there are risks to investing in the Fund. We cannot guarantee that we will meet our investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation Risk - The Fund's performance will be affected by the Investment
Manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, a Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

Underlying Fund Risks - Because the Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the underlying funds to achieve their investment objectives. There can be no assurance that the investment objective of any underlying fund will be achieved.

Equity Securities - By investing directly or indirectly in equity securities, the Fund may expose you to a sudden decline in a holding's share price or an overall decline in the stock market. In addition, as with any fund invested in equity securities, the value of your investment will fluctuate on a day-to-day and cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry-wide and/or economic trends and developments.

Fixed Income Securities - By investing directly or indirectly in fixed income securities, the Fund may expose you to declines in a holding's value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

Foreign Securities - The Fund may invest directly or indirectly (through underlying funds) in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies.
For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some

                                       2

countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

Real Estate - Related Investments - Because the Fund may invest directly or indirectly in securities of companies principally engaged in the real estate industry and other real estate related investments, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Investments in real estate companies may also subject the Fund to the risks associated with the direct ownership of real estate. Real estate companies are subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry.

Commodities - The Fund's direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Foreign Currencies - The Fund's direct or indirect investments in securities denominated in foreign currencies are subject to currency risk. The value of assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations. The Fund (or an underlying fund) may incur transaction costs in connection with conversions between various currencies. Under normal circumstances, the Fund does not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar, although one or more underlying funds may do so. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

Fund Performance
----------------

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Fees and Expenses of the Fund
-----------------------------

This table describes the fees and expenses you may pay if you buy and hold Class
A shares of the Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Fund.

Annual Fund Operating Expenses
    (expenses that are deducted from Fund assets)
Management Fee*                                  0.50%
Distribution (12b-1 Fee)                         0.25%
Other Expenses

                                       3

   Shareholder Servicing Fee                     0.25%
   Other Fund Expenses (est.)                    0.05%
Total Other Expenses (est.)                                   0.30%
Underlying Fund Fees and Expenses (est.)**                    0.32%
-----------------------------------------------------------------------

Total Annual Fund Operating Expenses***
                                                              1.37%

*  The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.

** Underlying Fund Fees and Expenses are estimated based upon an estimated allocation by the Investment Manager of the Fund's assets among various
   Underlying Funds and upon the estimated total annual operating expenses of the institutional class shares of these Underlying Funds. Underlying Fund
   Fees and Expenses will vary with changes in allocations and Underlying Fund expenses, and may be higher or lower than those shown above.

***The Investment Manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Class A Total Annual
   Fund Operating Expenses for the current fiscal year at or below 2.00%. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within the Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

Example
-------

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest
$10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year              3 Years
       ----------------------------------------
               $139                $434

Management Of The Fund

Investment Manager
------------------

City National Asset Management, Inc. ("CNAM" or the "Investment Manager")
provides the Fund with investment management services. CNAM's address is City
National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950s. CNAM had approximately
$5.2 billion in assets as of December 31, 2006. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 40 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2006, CNB and its affiliates had approximately $48.6 billion in assets under administration, which included $27.8 billion in assets under management.

CNAM receives for its investment management services a fee at the annual rate of
0.50% of the average daily net assets of the Fund.

                                       4

A discussion regarding the basis of the Board of Trustees' approval of the
Fund's investment advisory agreement with CNAM will be available in the Fund's shareholder report for the period ending March 31, 2008.

Portfolio Managers
------------------

Barbara Bruser and William Miller serve as portfolio managers for the Fund.

Barbara Bruser is Senior Vice President and Director of Equities of CNAM, where she oversees equity investment policy, portfolio construction and stock selection. Ms. Bruser has been with CNB and CNAM since 2002 and has over 30 years of experience in the investment and financial industries. From 1998 to
2002, Ms. Bruser was Senior Vice President of Alternative Investment Strategies
for Bank of America, and from 1993 to 1998 was Senior Vice President and
Director of the Strategic Wealth Group for Wells Fargo/ First Interstate Bank.
Ms. Bruser has also previously served as President and Director of Investor
Relations at Security Pacific Corporation, and General Partner at RCM Capital
Management. Ms. Bruser, a Chartered Financial Analyst, received a Bachelor of
Arts degree in History and Comparative Literature from the University of
California, Santa Barbara, and a Master's degree in Library Science from the
University of Western Ontario.

William C. Miller, Jr. is Vice President and Senior Fixed Income Portfolio
Manager of CNAM, where he specializes in the research, analysis, and selection of fixed income securities. Mr. Miller has been with CNB and CNAM since 2001 and has over ten years of investment management experience. From 1998 to 2001, Mr.
Miller was Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management
Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor's degree with a concentration in Finance from California State University, Fullerton.

Administrator
-------------

SEI Investments Global Funds Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at
One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distributor
-----------

SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be
reached at 1-888-889-0799.

Distribution of Fund Shares
---------------------------

The Fund has adopted a plan (the "Plan") for its Class A shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Fund to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of its Class A shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Although the Fund does not have a front-end load, because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                       5

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the
Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Shareholder Servicing Fees
--------------------------

The Fund has adopted a shareholder service plan that allows the Fund to pay fees to broker-dealers and other financial intermediaries for services provided to
Class A shareholders. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment. Annual shareholder servicing fees under the plan are 0.25% of average daily net assets for Class A shares of the Fund, a portion or all of which may be received by CNB or its affiliates.

Additional Investment Strategies And Related Risks

The risks of the Fund referred to below are related to investment strategies that are material but not fundamental strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See risks described with respect to the Fund under the section entitled "The Fund."

Hedge Funds - The Fund may invest in private investment funds ("Hedge Funds")
managed by various investment managers ("Managers") that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the
Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge
Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Derivatives - The Fund may invest in derivatives such as options, futures and swap agreements for bona fide hedging purposes and for speculative purposes. A derivative security is a financial contract whose value is based on (or "derived from") a traditional security (such as a bond) or a market index. The Fund's use of derivative instruments involves risks greater than the risks associated with investing directly in the securities in which it primarily invests.

                                       6

Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to market risk, which is the risk that the value of the Fund's investment will fluctuate with movements in the stock market; interest rate risk, which is the risk that the value of bonds and other debt securities will fall when interest rates rise; credit risk, which is the risk that the issuers of bonds and other debt securities may not be able to make interest or principal payments;
counterparty risk, which is the risk that the other party to an agreement will default; and liquidity risk, which is the risk that lack of trading volume may make it difficult to sell securities at quoted market prices. The Fund could lose more than the principal amount that it invests in derivative securities.
Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the
Fund's use of derivatives may increase the taxes payable by shareholders.

Defensive Investments - The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Investment
Manager, the Fund may invest up to 100% of its assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.
Underlying funds may have similar policies.

Portfolio Turnover - The Investment Manager will sell a security held by the
Fund when it believes it is appropriate to do so, regardless of how long the
Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of the Fund shares than the transaction cost to achieve it.
Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.

How To Buy, Sell And Exchange Shares

Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

Shares of the Fund are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized
Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectuses. You will also generally have to address your correspondence or questions regarding the Fund to your
Authorized Institution.

                                       7

How to Buy Shares
-----------------

To purchase shares of the Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions.
Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the
Fund or its shareholders.

Foreign Investors
-----------------

The Fund does not generally accept investments by non-U.S. persons. Non-U.S.
persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification
----------------------------------------

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, your Authorized Institution will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Fund is required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized
Institution is required to collect documents on behalf of the Fund to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect missing information required on the application will be made by contacting you. If this information is not obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (including receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program
-----------------------------

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an
Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing

                                       8

of terrorist activities. In this regard, the Fund reserves the right to (i)
refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Sell Shares
------------------

You may sell your shares only through your Authorized Institution. To sell shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash (a "redemption in kind"). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

The Fund may suspend your right to redeem your shares if the New York Stock
Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws.
Please see the SAI for a more detailed discussion.

How to Exchange Shares
----------------------

You may exchange Class A shares of the Fund for Class A shares of any other CNI
Charter Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or net asset value per share ("NAV") of the relevant Fund next calculated after we receive your exchange request. To exchange shares of the Fund, you should contact your
Authorized Institution.

Frequent Purchases and Redemptions of Fund Shares
-------------------------------------------------

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages short-term or other excessive trading (such as market timing) into and out of the Fund because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund does not accommodate frequent purchases and redemptions of Fund shares and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Authorized Institution.

SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer
Agency), transfer agent to the Fund (the "Transfer Agent"), has procedures in place designed to detect and

                                       9

prevent market timing activity. CNAM also participates in the enforcement of the
Fund's market timing prevention policy by monitoring transaction activity in the
Fund. CNAM and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of the Fund (a "round trip") within 30 days, multiple round trips within several months, and four exchanges per quarter.
These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its transfer agents will be able to identify such shareholders or curtail their trading practices.
The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by their use of omnibus account arrangements. However, the Fund's distributor has received assurances from each financial intermediary which sells shares of the
Fund that it has procedures in place to monitor for excessive trading.

General Information
-------------------

How and when we calculate the Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of the Fund as of the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. The Fund reserves the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

If we receive your purchase, redemption or exchange order from your Authorized
Institution before the close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after the close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized
Institution time to process your request and transmit it to the Fund before the close of trading on the NYSE.

How We Calculate NAV
--------------------

NAV for one share of the Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the Fund. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. If market prices are unavailable or considered to be unreliable, fair value prices may be determined by the Fund's Fair Value Committee in good faith using methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV, the Fair Value Committee will determine the security's fair value. In determining the fair value of a security, the Fair
Value Committee will consider CNAM's valuation recommendation and information supporting the recommendation, including factors

                                       10

such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.
There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. The NAV may vary for different share classes of the Fund. More details about how we calculate the NAV for the Fund are in the SAI.

Purchase and Account Balance Minimums
-------------------------------------

There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Fund may require each
Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your
Authorized Institution for more information.

Dividends

The Fund will declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's dividend record date, you will be entitled to receive the distribution. Following its fiscal year end
(September 30), the Fund may make additional distributions to avoid the imposition of a tax.

We will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares of the Fund, unless you instruct your
Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized
Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

                                       11

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the
Fund. The Fund's use of a "fund of funds" structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale or exchange of Fund shares is a taxable event.

Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the
Fund's shares or any exchange of the Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 28%.

If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the
Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

More information about taxes is contained in the SAI.

                                       12

IMPORTANT TERMS TO KNOW

Lehman Brothers U.S. TIPS Index - The Lehman Brothers U.S. TIPS Index is an
unmanaged market index composed of U.S. Treasury inflation linked index securities. It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

Blended Index - The Blended Index is a customized index composed of 60% in the
S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit
Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers
Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds. It is not possible to invest directly in the Blended Index. The Blended Index does not reflect deductions for fees, expenses or taxes.

CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI").
The CPI is an unmanaged index representing the rate of inflation of U.S.
consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time. It is not possible to invest directly in the
CPI. The CPI does not reflect deductions for fees, expenses or taxes.

                                       13

PRIOR PERFORMANCE OF PORTFOLIO MANAGERS

The following table sets forth composite performance data relating to the historical performance of institutional private accounts ("Institutional
Accounts") managed by the Fund's portfolio managers on behalf of CNB (CNAM's parent company, by which all CNAM employees are dually employed) since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Fund's portfolio managers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the
Investment Manager.

The composite performance data shown below were calculated in accordance with the Global Investment Performance Standards ("GIPS")*, retroactively applied to all time periods, and are shown net of the Fund's annual investment advisory fee of 0.50% of average daily net assets. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by CNB's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The composite includes all actual, fee-paying, discretionary institutional private accounts managed by CNB that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in the composite are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of
the Internal Revenue Code. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the Institutional Accounts presented below reflect the application of the Fund's investment advisory fee to the audited returns for
2004 and 2005, and preliminary unaudited returns for 2006. These results are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

* GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers.
The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                       14

Historical Returns

------------------- ----------------- ------------------- ----------- ---------------
    Year Ending       Institutional     Lehman Brothers     Blended     CPI + 500
    December 31         Accounts           U.S. TIPS        Index(2)      Basis
                                            Index(1)                     Points(3)
------------------- ----------------- ------------------- ----------- ---------------
        2004              13.0%              8.5%             7.8%         8.3%
------------------- ----------------- ------------------- ----------- ---------------
        2005               6.4%              2.8%             3.6%         8.4%
------------------- ----------------- ------------------- ----------- ---------------
        2006              12.1%              0.4%            11.0%         7.5%
------------------- ----------------- ------------------- ----------- ---------------

Total Return (Annualized)

------------------- ----------------- ------------------- ----------- ---------------
                      Institutional     Lehman Brothers     Blended     CPI + 500
                        Accounts           U.S. TIPS        Index(2)      Basis
                                            Index(1)                     Points(3)
------------------- ----------------- ------------------- ----------- ---------------
    One Year(4)           10.5%              5.3%             9.6%         7.8%
------------------- ----------------- ------------------- ----------- ---------------
    Two Years(4)          10.8%              3.1%             8.7%         8.1%
------------------- ----------------- ------------------- ----------- ---------------
   Three Years(4)          9.4%              3.0%             7.1%         8.1%
------------------- ----------------- ------------------- ----------- ---------------

(1) Lehman Brothers U.S. TIPS Index - The Lehman Brothers U.S. TIPS Index is an
unmanaged market index composed of U.S. Treasury inflation linked index securities.

(2) Blended Index - The Blended Index is a customized index composed of 60% in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Government/Credit
Index. The S&P 500 Index is an unmanaged market index representing a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers
Intermediate Government/Credit Index is an unmanaged market index that includes treasuries, Government-related issues and corporate bonds.

(3) CPI + 500 Basis Points - The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index ("CPI").
The CPI is an unmanaged index representing the rate of inflation of U.S.
consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indices will reflect the exact level of inflation at any given time.

(4) For periods ending March 31, 2007.

                                       15

Privacy Principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI
Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Fund's Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds' Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Fund's
Privacy Principles, please contact your investment professional or the Fund's at
1-888-889-0799.

                                       16

For More Information

Additional information is available free of charge in the Statement of
Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports. To receive a free copy of this prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

        SEI Investments Distribution Co.
        One Freedom Valley Drive
        Oaks, Pennsylvania 19456
        1-888-889-0799

or visit www.cnicharterfunds.com.

Information about the Fund, including the SAI, may be reviewed and copied:

   o    at the SEC's Public Reference Room in Washington, D.C. at
        1-202-942-8090;

   o    on the EDGAR database on the SEC's Internet site at www.sec.gov; or

   o    by written request (including duplication fee) to the Public Reference
        Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

If you have questions about the Fund, please call 1-888-889-0799 or visit
www.cnicharterfunds.com.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

CNI Charter Funds' Investment Company Act file number: 811-07923.

                                                                 CNI-PS-014-0100

                                       17

STATEMENT OF ADDITIONAL INFORMATION

CNI CHARTER FUNDS

400 North Roxbury Drive, Beverly Hills, California 90210

MULTI-ASSET FUND

Institutional Class and Class A Shares

October 1, 2007

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by, City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Institutional Class and Class A prospectuses dated October 1, 2007 (the “Prospectuses”), which may be amended from time to time, for the Multi-Asset Fund (the “Fund”).

The Fund is a series of CNI Charter Funds (the “Trust”), an open-end, management investment company. The Fund is a diversified fund, which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies.

The Large Cap Growth Equity Fund, Large Cap Value Equity Fund, RCB Small Cap Value Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund and California Tax Exempt Money Market Fund (collectively, the “CNI Funds”), and the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund (collectively, the “AHA Funds”) series of the Trust are offered through separate prospectuses and separate statements of additional information.

To obtain a free copy of the above-referenced Prospectuses for the Fund or the prospectuses or statement of additional information for the CNI Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com. To obtain a free copy of the above-referenced prospectuses or statement of additional information for the AHA Funds, please call 1-800-445-1341 or visit www.ahafunds.org.

CNI-SX-005-0100

Page

GENERAL INFORMATION	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	1
INVESTMENT RESTRICTIONS	21
MANAGEMENT OF THE TRUST	22
PORTFOLIO TRANSACTIONS	33
DISTRIBUTIONS AND TAXES	34
SHARE PRICE CALCULATION	39
DISTRIBUTION PLAN	41
SHAREHOLDER SERVICES AGREEMENT	42
EXPENSES	43
CODE OF ETHICS	43
DISCLOSURE OF PORTFOLIO HOLDINGS	43
PROXY VOTING	45
GENERAL INFORMATION	46
PERFORMANCE INFORMATION	47
PURCHASE AND REDEMPTION OF SHARES	49
OTHER INFORMATION	51
APPENDIX A - RATINGS OF INVESTMENT SECURITIES	A-1

GENERAL INFORMATION

The Institutional Class and Class A shares of the Fund commenced operations on October 1, 2007. City National Asset Management, Inc. (“CNAM, Inc.” or the “Investment Manager”) serves as investment adviser to the Fund.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectuses describe the principal strategies and risks of investing in the Fund. This SAI describes additional strategies and risks of the Fund that an investor should also consider.

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

The Fund will primarily invest in shares of other open-end and closed-end investment companies (each, an “underlying fund”), including affiliated funds (i.e., the CNI Funds and the AHA Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Generally, under the 1940 Act and SEC rules thereunder, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of any affiliated fund’s voting securities.
•	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:
•	the Fund and the underlying fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3)of the Conduct Rules of the NASD applicable to funds of funds;
•	the underlying fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and
•

the purchase or acquisition of the underlying fund is made pursuant to an arrangement with the underlying fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the underlying fund and to vote in accordance with such instructions, or (ii) to vote the shares of the underlying fund held by the Fund in the same proportion as the vote of all other shareholders of the underlying fund.

•	The sales load and distribution fees paid by the Fund with respect to an underlying fund, aggregated with any distribution fees of the Fund, may not be excessive under NASD rules.
•

Any underlying fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

1

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

ETFs. The Fund may invest in exchange-traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF will generally issue index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

ADDITIONAL PERMITTED INVESTMENTS

Investments by the Fund and its underlying funds may include the following types of securities. References in this section to investments by the Fund include the Fund’s “direct” investments as well as its “indirect” investments (i.e., investments by its underlying funds).

Equity Securities. The Fund may invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other

2

rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Fund from such investments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Fund from such investments will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing the Fund’s current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by recognized rating agencies also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s net asset values. See attached Appendix A for a discussion of fixed income ratings.

The Fund’s performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

3

Hedge Funds. The Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund's shareholders, even if the Fund's overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Corporate Bonds. The Fund may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund. In addition, the Fund may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in the appendix attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

4

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Investment Manager could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Fund may invest in variable and floating rate instruments. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which

5

event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Section 4(2) Commercial Paper. The Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO if unrated, will be determined by the Investment Manager to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to the Fund’s percentage limit on illiquid securities investment.

Illiquid Securities. The Fund may invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board. The Investment Manager will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. The Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that

6

investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Fund uses these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Fund.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of Government Securities with comparable “lives” largely due to the risks associated with prepayment.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage

7

market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities – FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

8

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently

9

developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

The value of derivative securities known as “floaters” and “inverse floaters” vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Asset-Backed Commercial Paper. The Fund can invest a portion of its assets in asset-backed commercial paper and other Eligible Securities (as that term is defined below). The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

The Fund intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit

10

enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-Backed Securities. The Fund may invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in the Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Variable Rate Demand Notes. The Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Fund also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

11

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Fund may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager believes are creditworthy and satisfy the quality requirements of the Fund. The Investment Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Foreign Securities. The Fund may invest in securities issued by companies and governments of foreign countries. These investments may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Shareholders should consider carefully the substantial additional risks involved in investing in foreign securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different

12

clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s ability to predict movements in exchange rates.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Fund. The Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Fund may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund’s assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

13

Emerging Market Securities. The Fund may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Short Sales. The Fund may engage in short sales of securities as part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, it the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Swap Agreements. The Fund may invest in swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or

14

indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a

15

fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Futures and Options on Futures. The Fund may invest in futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when the Fund invests in futures contracts, it will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

16

Zero Coupon Bonds. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Fund nevertheless intends to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. Investments of the Fund in fixed-income securities may include pay-in-kind bonds. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Fund may invest in real estate investment trusts (“REITs”). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Privatizations. The Fund may invest in “privatizations” –foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

17

Special Situations. The Fund may invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. The Fund believes that carefully selected special situations could enhance their capital appreciation potential. The Fund also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Fund to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Fund denominated in such foreign currency.

By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gains or losses from currency transactions. The Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

Options on Securities, Securities Indices and Currencies. The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund normally will purchase put options in anticipation of an decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

18

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Fund does not currently intend to do so, it may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, Government Securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund’s total assets. The Fund’s underlying funds may be subject to different restrictions.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’ option orders.

Repurchase Agreements. The Fund may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Fund to enter into repurchase agreements with any bank the Investment Manager may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager will monitor compliance with this requirement.

19

Under all repurchase agreements entered into by the Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. Repurchase agreements, in some circumstances, may not be tax-exempt.

Lending of Portfolio Securities. The Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government Securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. Upon such termination, the Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager to be creditworthy, and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The Fund reserves the right to engage in standby commitments and put transactions. The Investment Manager has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Investment Manager believes present minimum credit risks, and the Investment Manager would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, for

20

example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, it could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Highly Liquid Investments. The Fund may invest in cash and cash equivalents, including bank notes, bankers’ acceptances and certificates of deposit. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit is an interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. The Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Eurodollar Certificates of Deposit and Foreign Securities. The Fund may invest in Eurodollar certificates of deposit and foreign securities. Before investing in Eurodollar certificates of deposit, the Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. dollar denominated.

Tax Exempt Commercial Paper. The Fund may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. The Fund may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Fund may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of

21

these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Fund may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Fund may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, it may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager deems it appropriate to do so.

Borrowing Policy. The Fund may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to one third of the value of the Fund’s total assets in order to meet redemption requests without immediately selling any portfolio securities. The Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. The Fund’s underlying funds may be subject to different policies, other than the percentage limitation. If for any reason the current value of the total assets of the Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

INVESTMENT RESTRICTIONS

The following investment restrictions apply to the Fund. The Fund’s underlying funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Fund and may not be changed without shareholder approval. The Fund may not:

22

1.            Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

2.            Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.            Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

4.            Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

5.            Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.            Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies are non-fundamental and may be changed by the Board without a vote of shareholders.

The Fund may not:

1.            Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.            Invest in companies for the purpose of exercising control.

3.            Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) apply at the time of purchase. If, subsequent to the Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded.

23

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment adviser to the Fund and the CNI Funds or CCM Advisors, LLC (“CCM Advisors”), the investment adviser to the AHA Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. Each Trustee other than Vernon C. Kozlen is a “disinterested person” of the Trust, as defined in the 1940 Act (each, an “Independent Trustee,” and collectively, the “Independent Trustees”).

INDEPENDENT TRUSTEES

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet, Esq.** Reed Smith LLP 1901 Avenue of the Stars, #700 Los Angeles, California 90067 Age: 68	Trustee	Since 1999	Attorney and partner, Reed Smith LLP, a law firm (2003-present). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002 ). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	16	None
Victor Meschures Meschures, Campeas, Thompson, Snyder and Pariser, LLP 8383 Wilshire Boulevard, Suite 500 Beverly Hills, CA 90211 Age: 68	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas, Thompson, Snyder and Pariser, LLP, an accounting firm (1964-present).	16	None
William R. Sweet 81 Mt. Tiburon Road Tiburon, California 94920 Age: 69	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	16	None
James Wolford*** CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 51	Trustee	Since 1999	Chief Financial Officer, Bixby Land Company, a real estate company (2004-present). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	16	None

24

* Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

** During 2004 and 2005, Mr. Barnet’s law firm, Reed Smith LLP, provided legal services to CNB and City National Corporation (CNB’s parent company). In 2004, the firm billed approximately $70,140 for these services. In 2005, the firm billed approximately $24,823 for these services. In 2006, no fees were billed to or collected from CNB or City National Corporation by the firm. The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a “disinterested person” of the Trust, as defined in the 1940 Act, because of his limited participation in such services, which do not involve the Trust, and because of his minimal interest in such fees (which was substantially less than $60,000).

*** Bixby Land Company, of which Mr. Wolford is the Chief Financial Officer, currently has a $40 million revolving line of credit with CNB at an interest rate of 0.75% less than the prime rate, which expires in June 2007. The Company’s outstanding balance was $35.0 million as of December 31, 2006. In addition the Company has an $80 million unsecured and one-time revolving acquisition facility priced at 0.75% less than the prime rate, which has a maturity date of August 8, 2009. There was no outstanding balance on this line as of December 31, 2006. The Company also has a $10 million loan at an interest rate of 5.84% from CNB secured by an office building located in San Diego, which expires in 2012, and a $6.46 million construction loan at an interest rate of 0.50% less than the prime rate, with an outstanding balance of $6.0 million as of December 31, 2006. The loan is to finance the construction of an industrial building in Redlands, California, and is due September 2007. The Company also has a $17.3 million construction loan at an interest rate of 0.50% less than the prime rate to finance construction of another industrial building in Redlands, California. The loan matures in August 2009, and the balance on the loan at December 31, 2006 was $7.66 million. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a “disinterested person” of the Trust, as defined in the 1940 Act, because CNB’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

INTERESTED TRUSTEE

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Vernon C. Kozlen** CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 63	Trustee	Since May 2007	President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-present), and Convergent Capital Management, LLC (2003-present). Chairman of the Board, CNAM, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	16	None

* Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

** Mr. Kozlen is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of position with CNB, the parent company of CNAM, Inc., until March 2007.

25

OFFICERS

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years
Timothy D. Barto SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 38	Vice President and Assistant Secretary	Since 2000

Attorney, Vice President and Assistant Secretary of SEI Investments (1999- Present). Vice President and Assistant Secretary of Administrator (1999-Present). Officer of various investment companies administered by Administrator (1999-2004). Assistant Secretary of the Distributor (2003-2004). Vice President of the Distributor (1999-2004).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 38	Controller and Chief Operating Officer	Since 2005	Director of Funds Accounting, SEI Investments (2004-Present). Manager of Funds Accounting, SEI Investments (1999-2004).
Richard D. Byrd City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 47	President and Chief Executive Officer	Since May 2007	Executive Vice President, CNB (2005-Present). Chairman of the Board, City National Securities, Inc. (2005-Present). Executive Vice President, Wells Fargo Bank (1997-2005).
Valerie Y. Lewis City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 50	Vice President and Chief Compliance Officer	Since 2005	Chief Compliance Officer, CNAM, Inc. (August, 2005- present). Fund Boards Specialist – Assistant Secretary, Capital Research and Management Company and Capital International, Inc. (1999-2005).
James Ndiaye SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 38	Vice President and Assistant Secretary	Since 2005

Attorney, SEI Investments Company (2004-present). Vice President, Deutsche Asset Management (2003-2004). Associate, Morgan Lewis & Bockius LLP (2000-2003). Assistant Vice President, ING Variable Annuities Group (1999-2000).

Michael T. Pang SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 34	Vice President & Assistant Secretary	Since 2005

Attorney, SEI Investments Company (2005-present). Counsel, Caledonian Bank & Trust’s Mutual Funds Group (2004-2005). Counsel, Permal Asset Management (2001-2004). Associate, Schulte, Roth & Zabel’s Investment Management Group (2000-2001).

Rodney J. Olea City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 41	Vice President	Since 2000	Senior Vice President, CNAM, Inc. (2001-present). Senior Vice President and Director of Fixed Income, CNB (1994-present).
Sofia A. Rosala SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 34	Vice President and Assistant Secretary	Since 2004

Vice President and Assistant Secretary, SEI Investments Fund Management (2005-present). Compliance Officer of SEI Investments (2001-2004). Account and Product Consultant, SEI Private Trust Company (1998-2001).

Timothy G. Solberg CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, IL 60603 Age: 53	Vice President and Assistant Secretary	Since 2005	Managing Director and Chief Investment Officer, CCM Advisors (2001-present); Director of Marketing and Client Services, Hewitt Investment Group, a Division of Hewitt Associates LLC (1989-2001).

26

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years
Susan Rudzinski CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, IL 60603 Age: 44	Vice President	Since May 2007

Compliance Director, Convergent Capital Management, LLC (2006-present); Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006); Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004)

Richard A. Weiss City National Bank 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 46	Vice President and Assistant Secretary	Since 2000

President, CNAM, Inc. (2001-present). Executive Vice President and Chief Investment Officer, CNB (1999-present). Director, City National Securities (April 2003-present). Executive Vice President and Chief Investment Officer. Sanwa Bank California (1994-1999).

* Each officer serves at the pleasure of the Board of Trustees and until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2006, the Audit Committee held two meetings. The Board has designated William R. Sweet and James Wolford as the Trust's "audit committee financial experts," as defined in Form N-CSR under the 1940 Act, based on the Board's review of their qualifications.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2006.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member

27

nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities of the series of the Trust (including series not included in this SAI) beneficially owned by each Trustee as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	Government Money Fund Over $100,000	Over $100,000
Victor Meschures	None	None
William R. Sweet	Large Cap Growth Equity Fund $1 - $10,000 Large Cap Value Equity Fund $1 - $10,000 RCB Small Cap Value Equity Fund $1 - $10,000	$10,001 - $50,000
James Wolford	None	None

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ending September 30, 2006.

28

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Irwin G. Barnet	$41,500	N/A	N/A	$41,500
Victor Meschures	$38,500	N/A	N/A	$38,500
William R. Sweet	$39,750	N/A	N/A	$39,750
James Wolford	$38,500	N/A	N/A	$38,500

INVESTMENT MANAGER

The Trust and CNB entered into an Investment Management Agreement (the “Management Agreement”) dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the CNI Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment adviser to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM, Inc.. CNAM, Inc. employs the same investment personnel that managed the Fund under CNB. Effective October 1, 2007, the Management Agreement was amended to include the Fund.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Fund’s and the CNI Funds’ investment strategies, manages the Fund’s and the CNI Funds’ investment portfolios and provides other services necessary to the operation of the Fund, the CNI Funds and the Trust. As of December 31, 2006, the Investment Manager had approximately $5.2 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank that has with its affiliates approximately $48.6 billion in assets under administration as of December 31, 2006. CNB is a wholly-owned subsidiary of City National Corporation (“CNC”), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Fund are described in the Prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

29

The Management Agreement with respect to the Fund is in effect for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to the Fund may be terminated at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of the Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Fund with investment management services, which may include the selection, appointment, and supervision of any sub-adviser to the Fund. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders’ approval.

Any reductions made by the Investment Manager in its fees from the Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to the Fund’s financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “CNI Charter” by the Trust and by the Fund is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the investment adviser of the Trust or the Fund, respectively.

A summary of the Board’s considerations associated with its approval of the Management Agreement with respect to the Fund will be included in the Trust’s Annual Report for the fiscal year ended September 30, 2007.

PORTFOLIO MANAGERS

Information regarding CNAM, Inc. is contained in the Fund’s Prospectuses under “Management of the Fund.” Following is information with respect to each person who is primarily responsible for the day-to-day management of the Fund’s portfolio (a “portfolio manager”), as identified in the Fund’s Prospectuses: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio

30

manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund. All information provided below is as of March 31, 2007.

The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNC’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

The individuals with responsibility for managing the Fund are Barbara Bruser and William Miller. Ms. Bruser and Mr. Miller manage the following accounts:

Ms. Bruser:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	146	$470.5	0	$0

Mr. Miller:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$82.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	67	$554.1	0	$0

Neither Ms. Bruser nor Mr. Miller owns any shares of the Fund.

31

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one series of the Trust (a “fund”) or other account (on behalf of CNB, CNAM, Inc.’s parent company, by which each CNAM, Inc. portfolio manager is dually employed) may be presented with several potential or actual conflicts of interest.

First, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. In approving the Management Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable fund, and that the Investment Manager seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts of the Investment Manager. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Fund, the Investment Manager determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the portfolio manager may be limited by clients with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

The appearance of a conflict of interest may also arise where a portfolio manager has an incentive, such as a higher management fee, which relates to the management of one or more, but not to all, accounts with respect to which the portfolio manager has day-to-day management responsibilities. For example, the portfolio manager may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager (or CNB) receives a higher fee.

The Fund may invest in affiliated funds (i.e., the CNI Funds or the AHA Funds, for which the Investment Manager or its affiliate serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager’s investment decisions with respect to the Fund could negatively affect affiliated underlying funds. For instance, the Fund may purchase and redeem shares of an affiliated underlying fund at a time which may require the underlying fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an affiliated underlying fund’s transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliate serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Fund, a conflict of interest may arise in

32

connection with the increased incentive for the Fund’s portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Fund and the affiliated funds, may face a conflict of interest if the interests of the Fund and of the affiliated underlying fund were ever to become divergent. The Trustees of the Trust believe they have structured the Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Fund could be adverse to the interests of an affiliated underlying fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

The Trust and the Investment Manager have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of the Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets of the Trust (“Assets”) as follows: .065% of the not exceeding $2.5 billion; .045% of Assets exceeding $2.5 billion but not exceeding $5 billion; and 0.025% of Assets exceeding $5 billion. Each series of the Trust is subject to a minimum fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a series’ shares. Any such waiver is voluntary and may be terminated at any time in the Administrator’s sole discretion.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money

33

managers.

PRINCIPAL DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Fund. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class A shares of the Fund and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc. (which receive a significant portion of these fees), that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, SEI Investments Management Corporation (d.b.a. SEI Institutional Transfer Agency) (the “Transfer Agent”), a wholly owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Trust.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the “Custodian”) of the Trust’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Fund and reviews the Fund’s federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objectives of the Fund; invest money obtained from the sale of the Fund’s shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Fund’s shares. Portfolio transactions may increase or decrease the returns of the Fund depending upon management’s ability correctly to time and execute them.

34

The Investment Manager, in effecting purchases and sales of portfolio securities for the accounts of the Fund, seeks to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager generally selects broker-dealers for the Fund primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Manager annually performs a formal review of the broker-dealers used by it with respect to the Fund, and performs informal reviews of the broker-dealers on an on-going basis.

While the Fund’s general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Fund or to the Investment Manager, even if the specific services were not provided just to the Fund and may be lawfully and appropriately used by the Investment Manager in advising other clients. The Investment Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Management Agreement to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Investment Manager in carrying out its responsibilities to the Fund or to other discretionary advisory clients of the Investment Manager.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as the Fund. On occasions when the Investment Manager determines the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Fund and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

The Fund does not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Fund may effect purchases of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in their operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

35

The Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years) will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.

The amount of dividend payments by the Fund depends on the amount of net investment income and net capital gains received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return or minimum rate of return on an investment in their shares.

For federal income tax purposes, distributions are taxable as to shareholders to the extent of the Fund’s earnings and profits. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder’s tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Similarly, for calendar years 2003 through 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for (i) “qualified dividend income” distributions, (ii) capital gain distributions derived from sales of portfolio securities after May 5, 2003, and on or before December 31, 2008, and (iii) for sales of Fund shares during such period. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment. Any dividend or distribution per share paid by the Fund reduces the Fund’s net asset value per share on the ex-dividend date by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

Dividends and other distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on

36

the Business Day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify for taxation, and to elect to be taxed, as a “regulated investment company” by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed. By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as a regulated investment company, the Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and (2) diversify holdings so that at the end of each quarter of its taxable years (i) at least 50% of the market value of the Fund’s total assets is represented by cash or cash items (including receivables) Government Securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than Government Securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that the Fund distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, the Fund must distribute annually at least (1) 90% of its “investment company taxable income” (as that term is defined in the Code), and (2) 90% of the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. The Fund intends to make sufficient distributions to shareholders to meet these requirements.

If the Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98% of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Fund in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they

37

were received by each shareholder on December 31 of the year declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Fund of long-term capital gain and “qualified dividend income,” properly designated as such, will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Fund may engage in investment techniques that may alter the timing and character of the Fund’s income. The Fund may be restricted in its use of these techniques by rules relating to qualifying as a regulated investment company.

The Fund may invest in some VRDNs that have a feature entitling the purchaser to resell the securities at a specified amount (a “put option”). In 1982, the Internal Revenue Service (the “IRS”) issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it would not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends (at the fourth lowest individual income tax rate, currently 28% for amounts paid through 2010 and 31% for amounts paid after December 31, 2010) paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to “backup withholding.” This “backup withholding” is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Regulations affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of U.S. withholding tax under tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

38

The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the “dividends received” deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations. As stated above, individual shareholders may be entitled to the use of maximum long-term capital gains rates on distributions of “qualified dividend income.”

The Fund may from time to time use “equalization accounting” in determining the portion of its net investment income and/or capital gains that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares, which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. If the IRS determines that the Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, the Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of the Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells its shares of the Fund within 6 months after the shares have been purchased by such shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to their shares. If a shareholder sells shares of the Fund within 6 months after the shares have been purchased by such shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of the Fund.

Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by the Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund’s total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

39

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as “passive foreign investment companies” (“PFICs”) under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC’s income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the Fund will either (i) elect to treat the PFIC as a “Qualified Electing Fund” under Code Section 1295 or (ii) elect to “mark-to-market” the stock of such PFIC under Code Section 1296. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code’s definition of “resident alien.” Among the recent changes in U.S. federal tax law is a new exemption under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004, and before January 1, 2008. Again, this applies unless the recipient is a resident alien. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Fund and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

SHARE PRICE CALCULATION

The net asset value per share of the Fund is calculated as follows: all Fund liabilities incurred or accrued are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. The net asset value per share of each underlying fund is calculated as described in its prospectus and statement of additional information.

40

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned by the Fund are valued at the closing prices (as determined prior to the Fund’s determination of net asset value) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Fund’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager for review and

41

approval. In addition, the Investment Manager will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) applicable to Class A shares of the Fund in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the Fund’s shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund’s Class A shares that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Investment Manager, that provide distribution-related services to the Class A shareholders or to their customers who beneficially own Class A shares.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of any of the distribution plan or related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other

42

capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of the Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Fund from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Fund, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Fund under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Investment Manager on behalf of the shares of the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Fund. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Fund’s average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Fund under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Fund with respect to shares of the Fund owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Fund.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Fund’s shares, including reinvestment of

43

dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Fund registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Fund for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the applicable Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as the Fund’s investment adviser, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Fund as described in the Prospectuses.

CODE OF ETHICS

Each of the Trust, the Investment Manager and the Distributor has adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings. No later than 65 days after the end of each first and third fiscal quarter of the Trust, lists of the Fund’s complete portfolio holdings as of the end of such quarter will be made available on the Trust’s website. The Trust also files the Fund’s complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Fund’s complete portfolio holdings will be made available in the Fund’s annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Fund’s website. Certain other general information regarding the portfolio holdings of the Fund may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Trust’s website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

44

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust’s portfolio holdings may be disclosed to any third party except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Procedures to monitor the use of any non-public information by entities under item (3) above will include (a) annual written certifications relating to the confidentiality of such information or (b) conditioning the receipt of such information upon the recipient’s written agreement to maintain the confidentiality of the information and not to trade based on the information. Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of _______, 2007, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Administrator and the Custodian pursuant to fund accounting and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust’s portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P. pursuant to agreements under which each fund’s portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers, including an obligation not to trade on such information. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust’s website.

Neither the Trust nor any of its investment advisers, sub-advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of fund shareholders and those of any of the Trust’s investment advisers, sub-advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, sub-advisers or distributor, the CCO will make a determination in the best interests of the fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

45

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Fund, subject to the Board's continuing oversight.

A conflict of interest may be deemed to occur when CNAM, Inc. or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise CNAM, Inc.’s independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM, Inc. is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Fund is requested to vote on any matter submitted to shareholders of an underlying fund, the Fund will either seek instruction from its shareholders to consider such matters and vote in accordance with such instructions (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as a shareholder of the underlying fund, in proportion to the votes received by the underlying fund from all other shareholders of the underlying fund.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Trust’s website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Certain information regarding the proxy voting policies of CNAM, Inc. is summarized below.

CNAM, Inc.

CNAM, Inc. has hired Institutional Shareholder Services (“ISS”), a third-party proxy voting service, to vote proxies on its behalf, and has adopted ISS’ proxy voting guidelines. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (a) any issue or proposal designated in the guidelines to be voted on a “case by case basis” and (b) any issue or proposal not listed in the guidelines according to ISS’ recommendation.

CNAM, Inc. reserves the right to withdraw any proxy item from ISS and to vote the proxy item, if CNAM, Inc. determines that no material conflict of interest exists. Such proxy item will be submitted to CNAM, Inc.’s Management Committee, which will determine the vote for each of the proposals in a manner consistent with the Fund’ best interests. If CNAM, Inc. determines that a material conflict of interest exists, the Management Committee will not vote and the proxy item will be returned to ISS for voting in accordance with ISS’ guidelines.

ISS’s general positions on various proposals are as follows:

1. ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance. ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS’ threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

46

2. ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting. ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

3. ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

4. ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

GENERAL INFORMATION

The Trust was organized as a statutory trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class A and Institutional Class), other than (a) the Trust’s money market funds, which also offer Class S shares, and (b) the RCB Small Cap Value Fund, which also offers Class R shares. Currently, the Trust offers shares of seventeen series, including the series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any

47

class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

PERFORMANCE INFORMATION

As noted in the Prospectuses, the Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Fund’s 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)[6] - 1]
Where:	a	=	dividends and interest earned during the period.
b	=	expenses accrued for the period (net of reimbursement).
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Fund’s yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Fund from the

48

continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund’s inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)[n] = ERV
Where:	P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=

Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over different periods of time and since the Fund’s inception of operations. The Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)[n] = ATVD
Where:	P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).

49

n	=	number of years.
ATVD	=

ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over different periods of time and since that Fund’s inception of operations. The Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)[n] = ATVDR
Where:	P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemption).
n	=	number of years.
ATVDR	=

ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

50

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Fund is required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Fund to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, the Trust reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Trust or in cases when the Trust is requested or compelled to do so by governmental or law enforcement authority. If your Fund account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Trust is required to withhold such proceeds.

The Fund will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Fund shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Fund at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Fund may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Fund is required to withhold taxes if a number is not delivered within seven days.

51

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Fund’s shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of the Fund.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectuses of the Fund and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the registration statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

52

APPENDIX A – RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor’s Ratings Group (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch IBCA, Duff & Phelps Inc. (“Fitch”).

Standard & Poor’s Rating Group

Bond Ratings

AAA	Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB

Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B

Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC

Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.
C	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.
D	Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

A-1

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 367 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1

This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
A-3

Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues carrying this designation are regarded as having only speculative capacity for timely payment.
C	This designation is assigned to short-term obligations with doubtful capacity for payment.
D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal

A-2

and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3

Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Duff and Phelps, Inc.

Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA

Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-4

CCC	Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds rated C are in imminent default in payment of interest or principal.
DDD, DD and D	Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch’s bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.
F-3

Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

A-5

PART C

Item 23.	Exhibits

(a) Agreement and Declaration of Trust.

(1)   Form of Agreement and Declaration of Trust. (A)

(2)   Form of Amendment to the Agreement and Declaration of Trust. (B)

(3)   Certificate of Amendment to the Certificate of Trust. (B)

(b) By-Laws:

(1)   By-Laws dated October 25, 1996. (A)

(2)   Amendment to the By-Laws of the Trust. (B)

(c) Instruments Defining Rights of Security Holder—not applicable.

(d) Investment Management Agreements:

(1)   Form of Investment Management Agreement with City National Asset Management, Inc. – filed herewith as Exhibit A.

(2)   Form of Investment Management Agreement with CCM Advisors, LLC. (J)

(i) Expense Limitation Agreement with CCM Advisors, LLC. (M).
(ii) Letter from CCM Advisors, LLC Regarding One-Year Expense Limitation. (M).

(3)   Investment Sub-Advisory Agreement between City National Asset Management, Inc. and HSBC Halbis Partners (USA), Inc. with respect to High Yield Bond Fund. (L)

(4)   Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Reed Conner & Birdwell LLC with respect to RCB Small Cap Value Fund. (J)

(5)   Form of Investment Manager Agreement between CCM Advisors, LLC and AMBS Investment Counsel, LLC with respect to AHA Diversified Equity Fund – filed herewith as Exhibit B.

(6)   Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Diversified Equity Fund – filed herewith as Exhibit C.

(7)   Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Balanced Fund. (J)

(8)   Form of Investment Manager Agreement between CCM Advisors, LLC and Freeman Associates Investment Management LLC with respect to AHA Diversified Equity Fund. (J)

(9)   Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Socially Responsible Equity Fund. (J)

(10) Form of Investment Manager Agreement between CCM Advisors, LLC and Patterson Capital Corporation with respect to AHA Limited Maturity Fixed Income Fund. (J)

(11) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Full Maturity Fixed Income Fund. (J)

(12) Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird &Co. Incorporated with respect to AHA Balanced Fund. (J)

(13) Form of Investment Manager Agreement between CCM Advisors, LLC and City National Asset Management, Inc. with respect to AHA Limited Maturity Fixed Income Fund. (J)

(14) Investment Manager Agreement between CCM Advisors and Boyd Watterson Asset Management, LLC with respect to AHA Full Maturity Fixed Income Fund. (L)

(e) Form of Distribution Agreement. (B)

(f) Bonus or Profit Sharing Contracts – not applicable.

(g) Form of Custody Agreement. (B)

(1) Form of Supplement to Custody Agreement. (C)
(2) Form of Amendment to Custody Agreement. (I)
(3) Form of Amendment and Assignment of Custody Agreement – filed herewith as Exhibit D.

(h) Other Material Contracts:

(1) Form of Administrative Services Agreement. (B)
(i) Schedule to Administrative Services Agreement. (D)
(ii) Form of Supplement to Administrative Services Agreement. (C)
(iii) Form of Amendment to Administrative Services Agreement. (I)
(2) Form of Transfer Agent Agreement. (B)
(i) Form of Amended Schedule to Transfer Agent Agreement – filed herewith as Exhibit E.
(ii) Form of Supplement to Transfer Agent Agreement. (C)
(iii) Form of Amendment to Transfer Agency Agreement. (H)
(iv) Form of Amendment to Transfer Agency Agreement. (I)
(iv) Form of Sub-Transfer Agent Agreement. (J)
(3) Form of Amended and Restated Shareholder Services Agreement – filed herewith as Exhibit F.
(4)	Securities Lending Agency Agreement – filed herewith as Exhibit G.

(i) Legal Counsel’s Consent. (N)

(1) Legal Counsel’s Opinion. (F)
(2) Legal Counsel’s Opinion. (D)
(3) Legal Counsel’s Opinion. (E)
(4) Legal Counsel’s Opinion. (K)
(5) Form of Legal Counsel’s Opinion – filed herewith as Exhibit H.

(j) Other Opinions – Independent Auditors’ Consent.

(1) KPMG, LLP. (N)
(2) Ernst & Young, LLP. (N)

(k) Omitted Financial Statements – not applicable.

(l)	Initial Capital Agreement. (A)

(m) Distribution Plans.

(1) Form of Rule 12b-1 Plan – filed herewith as Exhibit I.
(2) Form of Sub-Distribution Agreement – filed herewith as Exhibit J.

(n) Form of Amended and Restated Multiple Class Plan – filed herewith as Exhibit K.

(o) Reserved.

(p) Codes of Ethics.

(1) CNI Charter Funds (M).
(2) City National Asset Management, Inc. (N)
(3) SEI Investments Distribution Co. (H)
(4) HSBC Halbis Partners (USA), Inc. (L)
(5) Reed Conner & Birdwell LLC. (I)
(6) SEI Investments Global Funds Services. (I)
(7) CCM Advisors, LLC. (J)
(8) AMBS Investment Counsel, LLC (N)

(9) Freeman Associates Investment Management LLC. (J)
(10) Patterson Capital Corporation. (J)
(11) Robert W. Baird & Co. Incorporated. (J)
(12) SKBA Capital Management, LLC. (J)
(13) Boyd Watterson Asset Management, LLC. (L)

(q) Power of Attorney – filed herewith as Exhibit L.

-------------------------------------------

(A) Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333–16093) on November 14, 1996 and incorporated herein by reference.

(B) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333–16093) on May 3, 1999 and incorporated herein by reference.

(C) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.

(D) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(E) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.

(F) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333–16093) on February 28, 2000 and incorporated herein by reference.

(G) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 14 (333–16093) on June 12, 2000 and incorporated herein by reference.

(H) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333–16093) on January 28, 2004 and incorporated herein by reference.

(I) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333–16093) on January 28, 2005 and incorporated herein by reference.

(J) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 (333–16093) on May 13, 2005 and incorporated herein by reference.

(K) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

(L) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 29 (333-16093) on January 27, 2006 and incorporated herein by reference.

(M) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 30 (333-16093) on May 30, 2006 and incorporated herein by reference.

(N) Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 (333-16093) on January 29, 2007 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Funds

Not applicable.

Item 25. Indemnification

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 26. Business and Other Connections of Investment Advisers

CITY NATIONAL ASSET MANAGEMENT, INC.

City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to Registrant’s Large Cap Growth Equity Fund, Large Cap Value Equity Fund, Technology Growth Fund, RCB Small Cap Value Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund and Multi-Asset Fund series, and as a sub-adviser to Registrant’s AHA Limited Maturity Fixed Income Fund. CNAM’s only business is to serve as investment manager or sub-adviser, as applicable, to these series of the Registrant.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates. The principal business address of each person listed in the table below is 400 North Roxbury Drive, Beverly Hills, California 90210.

Name and Position with CNAM	Other Positions and Directorships
Richard D. Byrd Chairman, Director	Executive Vice President, City National Bank (2005-Present); Chairman of the Board, City National Securities (2005-Present).
Richard A. Weiss President, Director

Executive Vice President and Chief Investment Officer, City National Bank (2000-Present); Director, City National Securities (2003-Present); Vice President and Assistant Secretary, CNI Charter Funds (2000-Present).

Barbara Bruser Senior Vice President, Director	Senior Vice President and Director of Equities, City National Bank (2002-Present).
Brian L. Garbe Senior Vice President, Director	Senior Vice President and Director of Research, City National Bank (1999-Present).
Oliver P. Campbell Senior Vice President	Senior Vice President and Senior Trader, City National Bank (2001-Present).
Rodney J. Olea Senior Vice President, Director	Senior Vice President and Director of Fixed Income, City National Bank (1994-Present); Vice President, CNI Charter Funds (2000-Present).
Michele Maslow Chief Financial Officer	Senior Vice President, City National Bank (1998-Present).
Valerie Y. Lewis Chief Compliance Officer

Chief Compliance Officer and Vice President, CNI Charter Funds (2005 – Present); Fund Boards Specialist – Assistant Secretary, Capital Research and Management Company and Capital International, Inc. (1999-2005).

William J. Souza Chief Legal Officer	Senior Trust Counsel, City National Bank (1998-Present).

CCM ADVISORS, LLC

CCM Advisors, LLC (“CCMA”) is a wholly-owned subsidiary of Convergent Capital Management, LLC (“CCM”), which is a majority-owned subsidiary of CNC. CCMA serves as investment adviser to Registrant’s AHA Balanced Fund, AHA Diversified Equity Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund and AHA Socially Responsible Equity Fund series (collectively, the “AHA Funds”). In addition to serving as an investment adviser to the AHA Funds, CCMA provides investment consulting services.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CCMA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CCM, CNC and/or their affiliates. The principal business address of each person listed in the table below is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

Name and Position with CCMA	Other Positions and Directorships
Timothy G. Solberg, CFA Chief Investment Officer and Managing Director	Vice President and Assistant Secretary, CNI Charter Funds (2005-Present); Director (1995-2005) and Secretary (2001-2005), AHA Investment Funds, Inc.
Jon C. Hunt Member	Managing Director and Chief Operating Officer, Convergent Capital Management, LLC (2003-present)
Richard H. Adler Member	President and Chief Executive Officer, Convergent Capital Management, LLC (2003-present)
Susan Rudzinski Chief Compliance Officer

Compliance Director, Convergent Capital Management, LLC (2006-present); Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006); Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004)

HALBIS CAPITAL MANAGEMENT (USA), INC.

Halbis Capital Management (USA), Inc. (“Halbis”), acts as sub-adviser to the High Yield Bond Fund series of the Registrant. Halbis is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and renders investment advice to a wide variety of individual and institutional clients. Except as set forth below, to the knowledge of Registrant none of the directors or officers of Halbis is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of each person listed in the table below is 452 Fifth Avenue, New York, New York 10018.

Name and Position with HSBC	Other Positions and Directorships
Stephen Baker Director	Chief Executive Officer of HSBC Investments (USA), Inc.
Christopher Cheetham Director	Chief Executive Officer of HSBC Halbis Partners (UK) Ltd.
Salvatore Iocolano Director	Chief Compliance Officer of HSBC Halbis Partners (USA), Inc. and HSBC Investments (USA), Inc.

REED CONNER & BIRDWELL LLC

Reed Conner & Birdwell LLC (“RCB”) is an indirect subsidiary of CNC. RCB is the sub-adviser for Registrant’s RCB Small Cap Value Fund. RCB is an investment adviser registered under the Investment Advisers Act of 1940. Except as set forth below, to the knowledge of Registrant none of the directors or officers of RCB is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of each person listed in the table below is 400 North Roxbury Drive, Beverly Hills, California 90210.

Name and Position with RCB	Other Positions and Directorships
Christopher J. Carey Director	Executive Vice President & Chief Financial Officer, City National Bank & City National Corporation Director, Convergent Capital Management, LLC
William Freeman Director	Senior Vice President, City National Bank Director, Convergent Capital Management, LLC
Vernon Kozlen Director	Executive Vice President and Director of Asset Management Development, City National Bank Director, Convergent Capital Management, LLC

AMBS INVESTMENT COUNSEL, LLC

AMBS Investment Counsel, LLC (“AMBS”) is a majority-owned subsidiary of CCM, which is a wholly-owned subsidiary of CNC. AMBS is a sub-adviser for a portion of Registrant’s AHA Diversified Equity Fund. The principal address of AMBS is 1241 East Beltline, NE, Suite 150, Grand Rapids, Michigan 49525. AMBS is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of AMBS is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with AMBS.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC

Freeman Associates Investment Management LLC (“Freeman”) is a sub-adviser for portions of Registrant’s AHA Balanced Fund and AHA Diversified Equity Fund. The principal address of Freeman is 12255 El Camino Real, Suite 200, San Diego CA 92130. Freeman is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Freeman is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Freeman.

SKBA CAPITAL MANAGEMENT

SKBA Capital Management (“SKBA”) is a majority-owned subsidiary of CCM, which is a wholly-owned subsidiary of CNC. SKBA is the sub-adviser for Registrant’s AHA Socially Responsible Equity Fund and for a portion of Registrant’s Diversified Equity Fund. The principal address of SKBA is 44 Montgomery Street, San Francisco, California 94104. SKBA is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of SKBA is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with SKBA.

THE PATTERSON CAPITAL CORPORATION

The Patterson Capital Corporation (“Patterson”) is a sub-adviser for a portion of the Registrant’s AHA Limited Maturity Fixed Income Fund. The principal address of Patterson is 2029 Century Park East, Suite 2950, Los Angeles, CA 90025. Patterson is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Patterson is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Patterson.

ROBERT W. BAIRD & CO. INCORPORATED

Robert W. Baird & Co. Incorporated (“Baird”) is a sub-adviser for portions of Registrant’s AHA Full Maturity Fixed Income Fund and AHA Balanced Fund. The principal address of Baird is 777 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202. Baird is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Patterson is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Patterson.

BOYD WATTERSON ASSET MANAGEMENT, LLC

Boyd Watterson Asset Management (“Boyd”) is a sub-adviser for a portion of Registrant’s AHA Full Maturity Fixed Income Fund. The principal address of Boyd is 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44144. Boyd is an investment adviser registered under the Investment Advisers Act of

1940. To the knowledge of Registrant none of the directors or officers of Boyd is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Boyd.

Item 27.	Principal Underwriter

(a)         Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”) acts as distributor for SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, HighMark Funds, Oak Associates Funds, iShares Inc., iShares Trust, JohnsonFamily Funds, Inc., Causeway Capital Management Trust, The Japan Fund, Inc., Barclays Global Investors Funds, The Arbitrage Funds, The Turner Funds, ProShares Trust and Community Reinvestment Act Qualified Investment Fund pursuant to distribution agreements dated July 15, 1982, November 29, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August 30, 1988, November 14, 1991, January 28, 1993, January 27, 1995, April 1, 1996, June 14, 1996, February 15, 1997, February 27, 1998, January 28, 2000, April 25, 2000, November 1, 2000, September 20, 2001, October 7, 2002, March 31, 2003, May 17, 2005, January 1, 2006, November 14, 2005 and January 8, 2007, respectively.

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)         The following are the directors and officers of the Distributor, none of whom serve as officers of the Registrant. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Offices with Distributor
William M. Doran	Director
Edward D. Loughlin	Director
Wayne M. Withrow	Director
Kevin Barr	President & Chief Executive Officer
Maxine Chou	Chief Financial Officer & Treasurer
Thomas Rodman	Chief Operations Officer
John Munch	General Counsel & Secretary
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary
Mark J. Held	Senior Vice President
Lori L. White	Vice President & Assistant Secretary
Robert Silvestri	Vice President
John Coary	Vice President & Assistant Secretary
Michael Farrell	Vice President
Mark McManus	Vice President

Item 28.	Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Transfer Agent, SEI Investments Fund Management, One Freedom Valley Drive, Oaks,

Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)). Such records will be kept by the Registrant at City National Asset Management, Inc., 400 North Roxbury Drive, Beverly Hills, California 90210, and CCM Advisors, LLC, 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 except for those records relating to portfolio transactions of certain sub-advised series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
RCB Small Cap Value Fund	Reed Conner & Birdwell LLC 11111 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025
High Yield Bond Fund	HSBC Halbis Partners (USA), Inc. 452 Fifth Avenue New York, New York 10018
AHA Diversified Equity Fund	AMBS Investment Counsel, LLC 1241 East Beltline, NE, Suite 150 Grand Rapids, Michigan 49525
AHA Balanced Fund AHA Diversified Equity Fund	Freeman Associates Investment Management LLC 12255 El Camino Real, Suite 200 San Diego CA 92130
AHA Socially Responsible Equity Fund AHA Diversified Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street San Francisco, California 94104
AHA Limited Maturity Fixed Income Fund	The Patterson Capital Corporation 2029 Century Park East, Suite 2950 Los Angeles, California 90025 City National Asset Management, Inc. 400 North Roxbury Drive Beverly Hills, California 90210
AHA Full Maturity Fixed Income Fund AHA Balanced Fund	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202
AHA Full Maturity Fixed Income Fund	Boyd Watterson Asset Management, LLC 1801 East Ninth Street, Suite 1400 Cleveland, Ohio 44144

Item 29.	Management Services.
There are no management-related service contracts not discussed in Parts A and B.

Item 30.	Undertakings.
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 27th day of June, 2007.

CNI CHARTER FUNDS

By: /s/ Richard D. Byrd

Richard D. Byrd

President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Richard D. Byrd	President &	June 27, 2007
Richard D. Byrd	Chief Executive Officer

/s/ Eric Kleinschmidt	Controller &	June 27, 2007
Eric Kleinschmidt	Chief Operating Officer

Irwin G. Barnet*	Trustee	June 27, 2007

Irwin G. Barnet

Vernon C. Kozlen *	Trustee	June 27, 2007

Vernon C. Kozlen

Victor Meschures*	Trustee	June 27, 2007

Victor Meschures

William R. Sweet*	Trustee	June 27, 2007

William R. Sweet

James R. Wolford*	Trustee	June 27, 2007

James R. Wolford

* By:	/s/ Richard D. Byrd
Richard D. Byrd, Attorney–in–Fact
pursuant to Power of Attorney

Exhibit A

INVESTMENT MANAGEMENT AGREEMENT

This INVESTMENT MANAGEMENT AGREEMENT made and effective as of the 1st day of April, 1999, by and between CNI CHARTER FUNDS (formerly known as “Berkeley Funds”), a Delaware business trust (hereinafter called the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as such Appendix may be amended from time to time (each series hereinafter referred to individually as a “Fund” and collectively as the “Funds”) and CITY NATIONAL BANK (hereinafter called the “Bank”), a federally chartered bank and a wholly-owned subsidiary of CITY NATIONAL CORPORATION (hereinafter called the “Corporation”), a bank holding company organized under laws of the State of Delaware.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Bank is a banking institution whose holding company, the Corporation, is a Delaware corporation; and

WHEREAS, the Trust desires to retain the Bank to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Bank is interested in furnishing said advice and service;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.            Appointment of Bank. The Trust hereby employs the Bank, and the Bank hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.	Duties of Bank.

(a)          General Duties. The Bank shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust, By-Laws, Prospectus, and Statement of Additional Information, and such other limitations as the Trustees may impose from time to time in writing to the Bank. Without limiting the generality of the foregoing, the Bank shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustee; (iv) provide persons satisfactory to the Trust’s board of Trustees to act as officers and employees of the Trust, but not including personnel to provide administrative services to the Funds; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(b)          Brokerage. The Bank shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Bank. In placing each Fund’s securities trades, it is recognized that the Bank will give primary consideration to securing the most favorable price and efficient execution, in a reasonable effort to ensure that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Bank may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Bank may be a party.

It is also understood that it is desirable for the Funds that the Bank have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time. It is understood by both parties that the Bank may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis which the Bank may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Bank in connection with its services to other clients.

On occasions when the Bank deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Bank, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Bank in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to such other clients.

(c)          Subadvisors. Subject to prior approval of the Board of Trustees, the Bank may, but is not required to, retain one or more investment management organizations (“Subadvisors”) to make specific investment decisions with respect to all or a portion of the assets of a particular Fund. The Bank may allocate portions of a Fund’s assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Bank shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of Funds with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Bank will compensate such Subadvisor(s) from its own resources, at no additional cost to the Trust.

3.            Best Efforts and Judgment. The Bank shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

4.            Independent Contractor. The Bank shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Bank to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Bank shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall be materially impaired thereby.

5.            Bank’s Personnel. The Bank shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Bank shall be deemed to include persons employed or retained by the Bank to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Bank or the Trust’s Board of Trustees may desire and reasonably request.

6.            Reports by Funds to Bank. Each Fund will from time to time furnish to the Bank detailed statements of its investments and assets, and information as to its investment objective or objectives and needs, and will make available to the Bank such financial reports, proxy statements, legal and other information relating to its investments as may be in its possession or available to it, together with such other information as the Bank may reasonably request.

7.	Expenses.

(a)          With respect to the operation of each Fund, the Bank is responsible for (i) the compensation of any of the Trust’s Trustees, officers, and employees who are affiliates of the Bank (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Subparagraph 7(b) below) and (ii) providing office space and equipment reasonably necessary for the operation of the Funds.

(b)          Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the case, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund’s Shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Bank; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, propectuses and statements of additional information of the fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds (including, without limitation, fund accounting and administration agents), if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)          To the extent the Bank incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Bank for such costs and expenses, except to the extent the Bank has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Bank, the Bank shall be entitled to recover from such Fund to the Extent of the Bank’s actual costs for providing such services.

8.	Investment Advisory and Management Fee.

(a)          Each Fund shall pay to the Bank, and the Bank agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Bank.

(b)          The management fee shall be accrued daily by each Fund and paid to the Bank monthly.

(c)          The initial fee under this Agreement shall be payable monthly following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of the month, the fee to the Bank shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)          The Bank voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Bank hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Bank voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the appropriate Fund to the Bank in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law and only if such reimbursements by a Fund (i) are requested by the Bank, (ii) are approved by the Trust’s Board of Trustees, and (iii) can be achieved within a Fund’s then current expense limits, if any, for that succeeding first, second, or third fiscal year as the case may be; provided that such reimbursements shall only be paid after a Fund’s current expenses of the fiscal year have been paid and if such reimbursements do not require the Bank to waive or reduce its fees hereunder or to pay current Fund expenses.

(e)          The Bank may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Bank hereunder.

9.            Fund Share Activities of Bank’s Officers and Employees. The Bank agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Bank or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

10.          Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

11.	Bank’s Liabilities.

(a)          In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Bank, the Bank shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other asset or instrument by the Funds.

(b)          Each Fund shall severally indemnify and hold harmless the Bank and the shareholders, directors, officers and employees of the Bank (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expense and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement.

(c)          No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Bank, from liability in violation of Sections 17(h) or (i) of the 1940 Act.

12.          Non-Exclusivity. The Trust’s employment of the Bank is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to any and all other Funds listed on Appendix A hereto, as the same may be amended.

13.          Term. This Agreement shall become effective as of the date set forth on the first page of this Agreement, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect as to each Fund after such initial two-year period for additional periods not exceeding one (1) year so long as such continuation is approved with respect to such Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14.          Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ prior written notice to the Bank, and by the Bank upon sixty (60) days’ prior written notice to a Fund.

15.          Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16.          Transfer Assignment. This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

17.          Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

18.          Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

19.          Notice of Declaration of Trust. The Bank agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their respective assets, and that the Bank shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any Trustee, officer, employee or agent of the Trust or the Funds.

20.          Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21.          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

CNI CHARTER FUNDS	CITY NATIONAL BANK

By:	/s/ Lynda J. Striegel	By:	/s/ Vernon C. Kozlen
Name:	Lynda J. Striegel	Name:	Vernon C. Kozlen
Title:	V.P. and Assistant Secretary	Title:	E.V.P.

CONSENT TO TRANSFER AND ASSUMPTION

1.

City National Bank (“Bank”) hereby notifies CNI Charter Funds, a Delaware business trust (“Trust”), that it intends to transfer all of its rights and to delegate all of its obligations under the Investment Management Agreement between the Trust and the Bank, dated as of April 1, 1999, as amended (the “Management Agreement”), to City National Asset Management, Inc., a California corporation, and a wholly-owned subsidiary of Bank (“Adviser”), no later than May 12, 2001, in connection with the transition of Bank’s mutual fund advisory business to Adviser.

2.

This Consent is conditioned upon the execution of an Assumption Agreement between Bank and Adviser that requires (i) Adviser to assume all rights and obligations of Bank under the Management Agreement on and after the date of execution of such Assumption Agreement, and (ii) Bank to be financially responsible to the Trust for any default or breach of the Management Agreement by Adviser to the extent that such default or breach occurs on or after the date of execution of the Assumption Agreement.

3.	Except as provided herein, neither this Consent nor the Assumption Agreement shall alter or modify the terms or conditions of the Management Agreement.
CNI CHARTER FUNDS, a Delaware	CITY NATIONAL BANK
business trust
By:	/s/ Richard Weiss	By:	/s/ Richard Weiss
Title: Vice President	Title: Senior Vice President
Date: May 17, 2001	Date: May 17, 2001

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (“Agreement”), dated as of May 21, 2001, is made by and between City National Bank (“Bank”) and City National Asset Management, Inc., a California corporation, and a wholly-owned subsidiary of Bank (“Adviser”), with reference to the following Recitals.

(a)

Bank serves as the investment adviser to the CNI Charter Funds, a Delaware business trust (the “Trust”), pursuant to an Investment Management Agreement with the Trust dated as of April 1, 1999, as amended (the “Management Agreement”);

(b)

Bank has agreed to transfer all of its rights and delegate all of its obligations (the “Transfer”) under the Management Agreement to Adviser, as of the date first set forth above, and to (i) remain solely financially responsible for any default or breach of the Management Agreement by Bank that occurred prior to the date of execution of this Agreement; and (ii) be financially responsible to the Trust for any default or breach of the Management Agreement by Adviser that occurs on or after the date of execution of this Agreement; and

(c)	Subject to the foregoing, Adviser has agreed from and after the time of the Transfer to assume all rights and obligations of Bank under the Management Agreement.

NOW THEREFORE, in consideration of the terms and conditions of this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

(a)	Subject to the following, Bank hereby transfers to Adviser all of Bank’s right, title and interest in and to the Management Agreement.
(b)

Adviser hereby assumes and agrees to perform or to pay or discharge the obligations and liabilities of Bank described in the Management Agreement that are incurred or that accrue on or after the date of execution of this Agreement, and Bank agrees to be financially responsible to the Trust for any default or breach of the Management Agreement by Adviser to the extent that such default or breach occurs on or after the date of execution of this Agreement.

(c)

This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the respective parties. It is specifically intended that the Trust shall remain a beneficiary of this Agreement, and it is hereby acknowledged that the Trust retains all of its rights under the Management Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without reference to the conflicts of law principles of such state. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first set forth above.

CITY NATIONAL ASSET MANAGEMENT,	CITY NATIONAL BANK

Inc., a California corporation

By: /s/ Richard Weiss	By: /s/ Richard Weiss

Title: Richard Weiss, President	Title: Richard Weiss, Senior Vice President

Date: May 17, 2001	Date: May 17, 2001

CNI CHARTER FUNDS

APPENDIX A

to the Investment Management Agreement

The provisions of the Investment Management Agreement between the Trust and City National Asset Management, Inc. apply to the following series of the Trust:

1.	Government Money Market Fund
2.	California Tax–Exempt Money Market Fund
3.	Prime Money Market Fund
4.	Large Cap Growth Equity Fund
5.	Large Cap Value Equity Fund
6.	California Tax Exempt Bond Fund
7.	Corporate Bond Fund
8.	Government Bond Fund
9.	High Yield Bond Fund
10.	RCB Small Cap Value Fund
11.	Multi-Asset Fund

Dated as of: _August __, 2007.

CNI CHARTER FUNDS

APPENDIX B

to the Investment Management Agreement

Each Fund shall pay to City National Asset Management, Inc., as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to the Investment Management Agreement, a management fee based upon each Fund’s average daily net assets at the following per annum rates:

1.	Government Money Market Fund	0.26%
2.	California Tax–Exempt Money Market Fund	0.27%
3.	Prime Money Market Fund	0.25%
4.	Large Cap Growth Equity Fund	0.65%
5.	Large Cap Value Equity Fund	0.62%
6.	California Tax Exempt Bond Fund	0.27%
7.	Corporate Bond Fund	0.40%
8.	Government Bond Fund	0.43%
9.	High Yield Bond Fund	0.75%
10.	RCB Small Cap Value Fund	0.85%
11.	Multi-Asset Fund	0.50%

Dated as of: August __, 2007.

11

Exhibit B

INVESTMENT MANAGER AGREEMENT

AGREEMENT made as of October 1, 2006 by and between CCM Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Adviser") and AMBS Investment Counsel, LLC, a limited liability company organized under the laws of the state of Delaware (the "Investment Manager"), on behalf of the AHA Diversified Equity Fund (the "Fund "), a series of CNI Charter Funds (the "Trust"):

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares (the “Shares”) in its CNI Charter AHA Diversified Equity Fund series (the “Fund”) registered under the 1940 Act pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”);

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has filed notification filings under all applicable state securities laws;

WHEREAS, the Adviser is employed by the Trust to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of such portion of the assets of the Fund as the Adviser shall from time to time designate (the “Account”), to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the “Board”);

WHEREAS, the Trust and the Adviser desire to retain the Investment Manager to render investment advisory services to the Account; and

WHEREAS, the Investment Manager is willing to provide investment advisory services to the Account, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Adviser and the Investment Manager agree as follows:

ARTICLE 1

Employment of Investment Manager

1.1          The Adviser hereby employs the Investment Manager to manage the investment and reinvestment of the assets of the Account, to the extent requested by and subject to the supervision and control of, the Adviser and the Board for the period and upon the terms herein set forth.

1.2          The Investment Manager accepts such employment and agrees during such period at its own expense to render such services, and to assume the obligations herein set forth for the compensation herein provided.

1.3          The Investment Manager shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust, the Fund or the Adviser. Notwithstanding the foregoing, the Investment Manager shall, for the purposes of this agreement, have authority to act as agent for the Fund, subject to supervision by the Adviser and the Board.

1.4          The services of the Investment Manager herein provided are not to be deemed exclusive and the Investment Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

ARTICLE 2

Duties of Investment Manager

2.1	Investment Management Services.

(a)          Subject to the general supervision of the Board and the Adviser, the Investment Manager shall provide a continuous and discretionary investment program for the Account and determine the composition of the assets of the Account, including determination of the purchase, retention or sale of the securities, cash and other investments for the Account. In performing these duties, the Investment Manager shall:

(i)           perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund as set forth in the Registration Statement;

(ii)          seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iii)        take such steps as are necessary to implement any overall investment strategies approved by the Board for the Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(iv)         regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Account, including furnishing, within 60 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Account as of the end of the quarter;

(v)          maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account;

(vi)         provide such information as is reasonably requested to assist in the determination of the net asset value of the shares of the Fund in accordance with applicable law; and

(vii)      not consult with any other sub-adviser of any other portion of the Fund or any other series of the Trust concerning transactions of the Fund or any other series of the Trust in which (a) the Investment Manager of any of its affiliated persons serves as principal underwriter, or (b) such other sub-adviser or any of its affiliated persons serves as principal underwriter.

(b)         The Investment Manager acknowledges that neither the Adviser nor its employees shall be required to evaluate the merits of investment selections or decisions made by the Investment Manager or be required to approve the selections or decisions, or to confirm their compliance with applicable investment policies and restrictions; these responsibilities being within the duties of the Investment Manager.

(c)          The Investment Manager’s services shall be subject always to the control and supervision of the Adviser and the Board, the restrictions of the Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to the Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser has furnished or will furnish the Investment Manager with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Investment Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Manager will be entitled to rely on all documents furnished by the Adviser.

(d)         The Investment Manager represents that it shall make every effort to ensure that the Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board or the Adviser, the Investment Manager shall also make decisions for the Account as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Account’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

(e)         In connection with the acquisition or disposition of securities described in Section 2.1(a) (iii), the Investment Manager may place orders for the purchase or sale of Account investments for the account of the Fund with brokers or dealers selected by it and, to that end, the Investment Manager is authorized as agents of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Account, the Investment Manager is directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines as set forth in the curre n t Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Investment Manager may select brokers or dealers with which it, the Adviser or the Fund is affiliated.

(f)         In addition to seeking the best combination of net price and execution under the circumstances, the Investment Manager may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser and Investment Manager. The Investment Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Investment Manager’s overall responsibilities with respect to the Account. T he policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Investment Manager periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Investment Manager in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(g)          Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more series of the Trust or by the Trust and other accounts (collectively, “Advisory Clients”) managed by the Adviser or the Investment Manager to the Fund, provided that: (i) the Adviser or Investment Manager’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and (ii) the Investment Manager’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitte d to the Adviser.

(h)          The Investment Manager will advise the Adviser and, if instructed by the Adviser, the Fund's custodian on a prompt basis each day by electronic telecommunication or facsimile of each confirmed purchase and sale of a portfolio security specifying the name of the issuer, the full description of the security including its class, amount or number of shares of the security purchased or sold, the market price, the commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Trust, the Adviser, the Investment Manager, SEI Investments Mutual Fund Services or any affiliates of such parties act as principal in a securities transaction with the Fund or any other investment company managed by the Adviser unle s s (i) permitted by an exemptive provision, rule or order under the 1940 Act and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(i)           The Investment Manager shall inform the Adviser and the Board on a current basis of changes in investment strategy or tactics or key personnel. It shall also be the duty of the Investment Manager to furnish to the Board such information as may reasonably be necessary for the Board to evaluate this agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 7.

(j)          The Investment Manager represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities.

(k)         The Investment Manager acknowledges and agrees that (i) the names “CNI Charter” and “CNI Charter Funds” are the property of City National Bank, (ii) the name “AHA” is the property of the American Hospital Association, and (iii) the Investment Manager will publicly disseminate information concerning the Fund and the Trust only if such information has been approved in advance by the Trust.

ARTICLE 3

Allocation of Charges and Expenses

3.1           The Investment Manager will bear its own costs of providing services hereunder. Other than as specifically indicated herein the Investment Manager shall not be responsible for the Fund's or the Adviser's expenses, including, without limitation: the day to day expenses related to the operation and maintenance of office space, facilities and equipment; expenses incurred in the organization of the Fund, including legal and accounting expenses and certain costs of registering securities of the Fund under federal securities law and qualifying for sale under state securities laws; any share redemption expenses; expenses of portfolio transactions; shareholder servicing costs; pricing costs; interest on borrowings by the Fund; charges of the custodian and transfer agent, if any; cost of auditing services; all taxes and fees; certain insurance premiums; investor services (including allocable personnel and telephone expenses); the cost of paying dividends and capital gains distributions and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Trust.

3.2          The Fund shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

ARTICLE 4

Compensation of the Investment Manager

4.1          For the services to be rendered as provided herein, the Adviser shall pay to the Investment Manager for each month of the Fund’s fiscal year on the last day of each such month a fee based upon the average daily net assets of the Account, as determined pursuant to the Fund’s Registration Statement, at the following annual rate as a percentage of the Account's average daily net assets:

25 basis points (0.25%)

4.2          For the month and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year respectively.

4.3          If the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

4.4          In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Investment Manager nor any officer, director, shareholder or other affiliate of the Investment Manager shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

4.5          The Investment Manager agrees that in all matters relating to the management of the investment of the assets of the Fund, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect as provided to the Investment Manager in accordance with Section 2.1 (c).

ARTICLE 5

Limitations of Liability

5.1       The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under this agreement; provided, that the Investment Manager shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(d) of this agreement. The terms of this Section 5.1 shall survive termination of this agreement.

ARTICLE 6

Books and Records

6.1          In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager shall maintain separate books and detailed records of all matters pertaining to the Fund (the "Fund's Books and Records"), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business. The Investment Manager shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.2          The Investment Manager agrees that all books and records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Investment Manager which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Investment Manager.

6.3          The Investment Manager further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 7

Duration and Termination of this Agreement

7.1          This agreement shall not become effective unless and until the later of the time at which it is approved by the Board, including a majority of Trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of the Fund’s outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates. The agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board, or by the vote of a majority of the Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not pa r ties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.2	Termination.

(a)           This agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund's outstanding voting securities, or by the Adviser or Investment Manager, on sixty (60) days'; written notice to the other party.

(b)          This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Investment Manager or any officer or director of the Investment Manager has taken any action which results in a breach of the covenants of the Investment Manager set forth herein.

(c)          This agreement shall automatically terminate in the event of its assignment.

ARTICLE 8

Amendments to this Agreement

8.1          This agreement may be amended by the parties only if such amendment is specifically approved by: (i) if required by law the vote of a majority of the Fund’s outstanding voting securities, and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

8.2          Notwithstanding anything herein to the contrary, this agreement may be amended by the parties without the vote or consent of shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Adviser or Investment Manager shall be liable for failing to do so.

ARTICLE 9

Notices

9.1          Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Adviser:

CCM Advisors, LLC.

190 S. LaSalle Street, Suite 2800

Chicago, Illinois 60603

Attn: Timothy Solberg

If to the Investment Manager:

AMBS Investment Counsel, LLC

1241 East Beltline NE, Suite 150

Grand Rapids, MI 49525

Attn: ______________

ARTICLE 10

Miscellaneous Provisions

10.1       Other Relationships. It is understood that the officers, Trustees, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser or Investment Manager as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser or Investment Manager may be interested in the Trust otherwise than as shareholders.

10.2       Definitions of Certain Terms. The terms “assignment,” “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to Shares of the Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Fund or the Trust, as appropriate.

10.3	Applicable Law.

(a)          This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to conflicts of law principles or precedents.

(b)          This agreement shall be subject to the provisions of the Securities Act of 1933, as amended, the 1940 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.4       Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.5       Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6       Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7       Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8       Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9       Compensation of Officers, Trustees and Employees. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as a Trustee, officer or employee of the Fund while at the same time holding a position as a director, officer, partner, member or employee of the Investment Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Investment Manager's staff.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

CCM ADVISORS, LLC

By:
Title:

AMBS INVESTMENT COUNSEL, LLC

(Investment Manager)

By:
Title:

Exhibit C

INVESTMENT MANAGER AGREEMENT

AGREEMENT made as of October 1, 2006 by and between CCM Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Adviser") and SKBA Capital Management, LLC, a company organized under the laws of California (the "Investment Manager"), on behalf of the AHA Diversified Equity Fund (the "Fund "), a series of CNI Charter Funds (the "Trust"):

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares (the “Shares”) in its CNI Charter AHA Diversified Equity Fund series (the “Fund”) registered under the 1940 Act pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”);

WHEREAS, the Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has filed notification filings under all applicable state securities laws;

WHEREAS, the Adviser is employed by the Trust to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of such portion of the assets of the Fund as the Adviser shall from time to time designate (the “Account”), to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the “Board”);

WHEREAS, the Trust and the Adviser desire to retain the Investment Manager to render investment advisory services to the Account; and

WHEREAS, the Investment Manager is willing to provide investment advisory services to the Account, in the manner and on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of their mutual promises, the Adviser and the Investment Manager agree as follows:

ARTICLE 1

Employment of Investment Manager

1.1          The Adviser hereby employs the Investment Manager to manage the investment and reinvestment of the assets of the Account, to the extent requested by and subject to the supervision and control of, the Adviser and the Board for the period and upon the terms herein set forth.

1.2          The Investment Manager accepts such employment and agrees during such period at its own expense to render such services, and to assume the obligations herein set forth for the compensation herein provided.

1.3          The Investment Manager shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust, the Fund or the Adviser. Notwithstanding the foregoing, the Investment Manager shall, for the purposes of this agreement, have authority to act as agent for the Fund, subject to supervision by the Adviser and the Board.

1.4          The services of the Investment Manager herein provided are not to be deemed exclusive and the Investment Manager shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

ARTICLE 2

Duties of Investment Manager

2.1	Investment Management Services.

(a)          Subject to the general supervision of the Board and the Adviser, the Investment Manager shall provide a continuous and discretionary investment program for the Account and determine the composition of the assets of the Account, including determination of the purchase, retention or sale of the securities, cash and other investments for the Account. In performing these duties, the Investment Manager shall:

(i)           perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund as set forth in the Registration Statement;

(ii)          seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iii)        take such steps as are necessary to implement any overall investment strategies approved by the Board for the Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Account, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(iv)         regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Account, including furnishing, within 60 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Account as of the end of the quarter;

(v)          maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for the Account;

(vi)         provide such information as is reasonably requested to assist in the determination of the net asset value of the shares of the Fund in accordance with applicable law; and

(vii)    not consult with any other sub-adviser of any other portion of the Fund or any other series of the Trust concerning transactions of the Fund or any other series of the Trust in which (a) the Investment Manager of any of its affiliated persons serves as principal underwriter, or (b) such other sub-adviser or any of its affiliated persons serves as principal underwriter.

(b)      The Investment Manager acknowledges that neither the Adviser nor its employees shall be required to evaluate the merits of investment selections or decisions made by the Investment Manager or be required to approve the selections or decisions, or to confirm their compliance with applicable investment policies and restrictions; these responsibilities being within the duties of the Investment Manager.

(c)       The Investment Manager’s services shall be subject always to the control and supervision of the Adviser and the Board, the restrictions of the Agreement and Declaration of Trust (the “Declaration of Trust”) and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to the Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser has furnished or will furnish the Investment Manager with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Investment Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Manager will be entitled to rely on all documents furnished by the Adviser.

(d)       The Investment Manager represents that it shall make every effort to ensure that the Fund continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board or the Adviser, the Investment Manager shall also make decisions for the Account as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Account’s portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

(e)       In connection with the acquisition or disposition of securities described in Section 2.1(a) (iii), the Investment Manager may place orders for the purchase or sale of Account investments for the account of the Fund with brokers or dealers selected by it and, to that end, the Investment Manager is authorized as agents of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Account, the Investment Manager is directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines as set forth in the current Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Investment Manager may select brokers or dealers with which it, the Adviser or the Fund is affiliated.

(f)       In addition to seeking the best combination of net price and execution under the circumstances, the Investment Manager may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser and Investment Manager. The Investment Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Investment Manager’s overall responsibilities with respect to the Account. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Investment Manager periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Investment Manager in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

(g)       Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more series of the Trust or by the Trust and other accounts (collectively, “Advisory Clients”) managed by the Adviser or the Investment Manager to the Fund, provided that: (i) the Adviser or Investment Manager’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Fund, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, “no-action” letters, or otherwise; and (ii) the Investment Manager’s policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted to the Adviser.

(h)       The Investment Manager will advise the Adviser and, if instructed by the Adviser, the Fund's custodian on a prompt basis each day by electronic telecommunication or facsimile of each confirmed purchase and sale of a portfolio security specifying the name of the issuer, the full description of the security including its class, amount or number of shares of the security purchased or sold, the market price, the commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Trust, the Adviser, the Investment Manager, SEI Investments Mutual Fund Services or any affiliates of such parties act as principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(i)        The Investment Manager shall inform the Adviser and the Board on a current basis of changes in investment strategy or tactics or key personnel. It shall also be the duty of the Investment Manager to furnish to the Board such information as may reasonably be necessary for the Board to evaluate this agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 7.

(j)          The Investment Manager represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities.

(k)         The Investment Manager acknowledges and agrees that (i) the names “CNI Charter” and “CNI Charter Funds” are the property of City National Bank, (ii) the name “AHA” is the property of the American Hospital Association, and (iii) the Investment Manager will publicly disseminate information concerning the Fund and the Trust only if such information has been approved in advance by the Trust.

ARTICLE 3

Allocation of Charges and Expenses

3.1       The Investment Manager will bear its own costs of providing services hereunder. Other than as specifically indicated herein the Investment Manager shall not be responsible for the Fund's or the Adviser's expenses, including, without limitation: the day to day expenses related to the operation and maintenance of office space, facilities and equipment; expenses incurred in the organization of the Fund, including legal and accounting expenses and certain costs of registering securities of the Fund under federal securities law and qualifying for sale under state securities laws; any share redemption expenses; expenses of portfolio transactions; shareholder servicing costs; pricing costs; interest on borrowings by the Fund; charges of the custodian and transfer agent, if any; cost of auditing services; all taxes and fees; certain insurance premiums; investor services (including allocable personnel and telephone expenses); the cost of paying dividends and capital gains distributions and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Trust.

3.2          The Fund shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

ARTICLE 4

Compensation of the Investment Manager

4.1          For the services to be rendered as provided herein, the Adviser shall pay to the Investment Manager for each month of the Fund’s fiscal year on the last day of each such month a fee based upon the average daily net assets of the Account, as determined pursuant to the Fund’s Registration Statement, at the following annual rate as a percentage of the Account's average daily net assets:

25 basis points (0.25%)

4.2          For the month and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year respectively.

4.3          If the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

4.4          In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Investment Manager nor any officer, director, shareholder or other affiliate of the Investment Manager shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

4.5          The Investment Manager agrees that in all matters relating to the management of the investment of the assets of the Fund, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect as provided to the Investment Manager in accordance with Section 2.1 (c).

ARTICLE 5

Limitations of Liability

5.1          The Investment Manager shall give the Fund the benefit of the Investment Manager’s best judgment and efforts in rendering services under this agreement; provided, that the Investment Manager shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i)

ARTICLE 6

Books and Records

6.1          In accordance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager shall maintain separate books and detailed records pertaining to the Investment Manager’s provision of investment sub-advisory services to the Fund (the "Fund's Books and Records"), including without limitation the records required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business. The Investment Manager shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the Fund’s Books and Records.

6.2          The Investment Manager agrees that the Fund’s Books and Records which it maintains for the Fund in accordance with Rule 31a-3 under the 1940 Act are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s reasonable request; provided, however, that the Investment Manager may maintain copies of such books and records. All such books and records shall be made available, within five business days of a written request, to the Trust’s independent registered public accounting firm during regular business hours at the Adviser’s offices. The Trust or its authorized representative shall have the right to copy any of the Fund’s Books and Records in the possession of the Investment Manager. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Investment Manager; provided, however, that the Investment Manager may maintain copies of such records.

6.3          The Investment Manager further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, if such disclosure is required by federal or state regulatory authorities, or if such information is already in the public domain.

ARTICLE 7

Duration and Termination of this Agreement

7.1       This agreement shall not become effective unless and until the later of the time at which it is approved by the Board, including a majority of Trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of the Fund's outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates. The agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board, or by the vote of a majority of the Fund's outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

7.2	Termination.

(a)          This agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of such Fund’s outstanding voting securities, or by the Adviser or Investment Manager, on sixty (60) days’ written notice to the other party.

(b)          This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Investment Manager or any officer or director of the Investment Manager has taken any action which results in a breach of the covenants of the Investment Manager set forth herein.

(c)         This agreement shall automatically terminate in the event of its assignment.

ARTICLE 8

Amendments to this Agreement

8.1          This agreement may be amended by the parties only if such amendment is specifically approved by: (i) if required by law the vote of a majority of the Fund’s outstanding voting securities, and (ii) a majority of those Trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

8.2          Notwithstanding anything herein to the contrary, this agreement may be amended by the parties without the vote or consent of shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Adviser or Investment Manager shall be liable for failing to do so.

ARTICLE 9

Notices

9.1          Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Adviser:

CCM Advisors, LLC.

190 S. LaSalle Street, Suite 2800

Chicago, Illinois 60603

Attn: Timothy Solberg

If to the Investment Manager:

SKBA Capital Management, LLC

44 Montgomery Street, Suite 3500

San Francisco, CA 94104

ARTICLE 10

Miscellaneous Provisions

10.1       Other Relationships. It is understood that the officers, Trustees, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser or Investment Manager as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser or Investment Manager may be interested in the Trust otherwise than as shareholders.

10.2       Definitions of Certain Terms. The terms “assignment,” “affiliated person” and “interested person”, when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to Shares of the Fund or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Fund or the Trust, as appropriate.

10.3	Applicable Law.

(a)          This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to conflicts of law principles or precedents.

(b)          This agreement shall be subject to the provisions of the Securities Act of 1933, as amended, the 1940 Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

10.4       Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

10.5       Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.6       Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

10.7       Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

10.8       Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

10.9       Compensation of Officers, Trustees and Employees. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as a Trustee, officer or employee of the Fund while at the same time holding a position as a director, officer, partner, member or employee of the Investment Manager. This paragraph shall not apply to consultants and other persons who are not regular members of the Investment Manager's staff.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

CCM ADVISORS, LLC

By:
Title:

SKBA CAPITAL MANAGEMENT, LLC

(Investment Manager)

By:
Title:

Exhibit D

AMENDMENT AND ASSIGNMENT OF

CNI CHARTER FUNDS CUSTODY AGREEMENT

THIS AMENDMENT AND ASSIGNMENT dated this 11th day of August, 2006 to the Mutual Fund Custody Agreement (the “Agreement”) dated as of March 23rd, 1999, by and between the CNI Charter Funds (the “Fund”), a Delaware business trust and Wachovia Bank, National Association (formerly First Union National Bank) (“Wachovia”), shall be as follows:

WHEREAS, the Fund and Wachovia have previously entered into the Agreement and Fund has established and/or has an interest in one or more custodial accounts (each an “Account”) with Wachovia pursuant to the terms of the Agreement.

WHEREAS, effective December 30, 2005, Wachovia Corporation sold its institutional custody services business to U.S. Bank National Association (“U.S. Bank”).

WHEREAS, the parties desire to amend the said Agreement to assign the Agreement from Wachovia to U.S. Bank; and

WHEREAS, section 15 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Effective August 11th, 2006, all references to Wachovia Bank, N.A. in the Agreement should be replaced with U.S. Bank, N.A.

U.S. Bank represents that it is a national bank authorized to accept and execute custody arrangements under the authority granted to it by the United States Department of the Treasury, Office of the Comptroller of the Currency. U.S. Bank hereby: (i) confirms it is qualified to establish and maintain the Account(s) and act as custodian to the Fund; (ii) confirms the assignment and its acceptance of the powers, rights, functions, duties and interests as successor to Wachovia under the Agreement; (iii) represents that it is eligible, and satisfies all applicable requirements and qualifications to become successor custodian, and (iv) agrees to perform each of such duties and obligations provided in the Agreement and subject to the provisions currently set forth therein

Except to the extent supplemented hereby, the Agreement shall remain in full force and effect.

1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

CNI CHARTER FUNDS	U.S. BANK, N.A.

By:_/s/ Phil Masterson________________	By:_/s/ Michael McVoy_______________
Name:_ Phil Masterson ________________	Name:_Michael McVoy______________
Title:_Asst. Secretary__________________	Title:_Vice President________________

2

Exhibit E

SCHEDULE A DATED _________, 2007

TO THE TRANSFER AGENT AGREEMENT

DATED APRIL 1, 1999

BETWEEN

CNI CHARTER FUNDS

AND

SEI INVESTMENTS FUND MANAGEMENT

Pursuant to the Preamble, the Transfer Agent shall provide
services to the following Portfolios:

Prime Money Market Fund

Government Money Market Fund

California Tax-Exempt Money Market Fund

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

RCB Small Cap Value Fund

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balanced Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund

The Trust is authorized to issue separate classes of shares of beneficial interest representing interests in separate investment portfolios. The parties intend that each portfolio established by the Trust, now or in the future, be covered by the terms and conditions of this agreement.

Exhibit F

CNI CHARTER FUNDS

AMENDED AND RESTATED

SHAREHOLDER SERVICES AGREEMENT

THIS AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT (this “Agreement”) is made as of the 1st day of June, 2001, by and between CNI CHARTER FUNDS, a business trust organized under the laws of the State of Delaware (the “Trust”), and CITY NATIONAL BANK (“CNB”).

WITNESSETH

WHEREAS, the Trust is registered as open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust, on behalf of certain series of the Trust listed on Exhibit A hereto, as the same may be amended from time to time (each, a “Fund”), wishes to retain CNB to itself provide or to compensate other service providers who themselves provide certain services described herein to clients (“Clients”) who from time to time beneficially own shares (“Shares”) of any of the Funds, and CNB is willing to itself provide or to compensate other service providers for providing such shareholder services in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.         Appointment. The Trust, on behalf of the Funds, hereby appoints CNB to itself provide or to enter into written agreements in the form attached hereto with other service providers pursuant to which such other service providers will provide the shareholder services specified in Section 2 to those Clients who may from time to time beneficially own Shares of the Funds. CNB accepts the appointment and agrees to itself provide or to compensate such other service providers who themselves provide those shareholder services in return for compensation as provided in Section 6 of this Agreement. CNB agrees that the shareholder services required to be furnished hereunder shall be furnished in compliance with all relevant provisions of state and federal law, and in compliance with all applicable rules and regulations of all relevant regulatory agencies, including, without limitation, the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the applicable rules and regulations promulgated thereunder, and the applicable Conduct Rules of the National Association of Securities Dealers, Inc.

2.         Services and Responsibilities on a Continuing Basis. CNB and each service provider will provide the following shareholder services on a regular basis, which shall be daily, weekly, or as otherwise appropriate, unless otherwise specified by the Trust:

(a)	responding to Client inquiries;
(b)	processing purchases and redemptions of shares of the funds, including reinvestment of dividends;

(c)	assisting Clients in changing dividend options, account designations and addresses;
(d)

transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to Clients (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB or the service provider or its nominees; and

(e)	providing such other information and assistance to Clients as may be reasonably requested by such Clients.

CNB and each service provider is under no obligation to, and shall not, provide pursuant to this Agreement any services with respect to the sale or distribution of shares of the Funds.

3.         Standard of Care. In the performance of the duties hereunder, CNB shall be obligated to exercise due care and diligence and to act in good faith and to use its best efforts. Without limiting the generality of the foregoing or of any other provision of this Agreement, CNB shall not be liable for delays or errors or losses of data that result from acts of war or terrorism, national emergencies or catastrophes directly affecting CNB, but such relief from liability shall not extend to delays, errors, or losses of data that result from power failures or other contingencies that typically are addressed by contingency or emergency plans meeting industry standards.

4.         Confidentiality. CNB agrees, on behalf of itself and its employees, to treat confidentially all records and other information about the Funds and the Trust and all prior, present, or potential Clients. This confidential information may be disclosed only after prior notification to, and approval of release of information in writing by, the Trust, which approval shall not be unreasonably withheld, nor may it be withheld where CNB may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

5.         Independent Contractor. CNB and each service provider shall, for all purposes herein, be deemed to be an independent contractor, and CNB and each service provider shall, unless otherwise expressly provided and authorized to do so, have no authority under this Agreement to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds, except to the limited extent expressly provided in this Agreement. It is expressly understood and agreed that the services to be rendered by CNB under the provisions of this Agreement are not to be deemed exclusive, and CNB shall be free to render similar or different services to others so long as its ability to render the services provided for in this agreement shall not be impaired materially thereby.

6.         Compensation. As compensation for the services rendered by, and responsibilities assumed by, CNB during the term of this Agreement, each Fund will pay to CNB and CNB will pay to each service provider a service fee not to exceed the per annum percentage of the average daily net asset value of such Fund’s shares set forth on Exhibit A. The service fee shall be accrued daily by the Funds and paid to CNB on a monthly basis.

7.	Indemnification.
(a)

CNB agrees to indemnify and hold harmless the Funds, the Trust and its officers and Trustees from all claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which CNB takes or does or omits to take or do which is in violation of this Agreement, not in accordance with written instructions given by an officer of the Trust, in violation of written procedures then in effect, or arising out of CNB’s own willful misfeasance, bad faith, negligence or reckless disregard of the duties and obligations under this Agreement.

(b)

CNB shall provide such security as is necessary to prevent unauthorized use of any on-line computer facilities. CNB agrees to release, indemnify and hold harmless the Trust and the Funds from any all direct or indirect liabilities or losses resulting from requests, directions, actions, or inactions of or by CNB, its officers, employees or agents regarding the redemption, transfer or registration of the Fund’s shares for accounts of its Clients. Officers of CNB will be available to consult from time to time with officers of the Trust and the Trustees concerning performance of the services contemplated by Section 2 of this Agreement.

8.         Funds Information. No person is authorized to make any representations concerning the Funds, or Shares of the Funds or shareholder services that are inconsistent with the terms of this Agreement. Neither CNB, nor any of its respective agents, will use or distribute, or authorize the use or distribution of, any statements other than those contained in the Funds’ current Prospectuses or Statements of Additional Information or in such current supplemental literature as may be authorized by the Funds.

9.         Duration and Termination. This Agreement shall continue until terminated by the Trust or CNB on 60 days’ prior written notice to the other. CNB’s indemnification obligations under Section 7(a) shall survive the termination of this Agreement. All notices and other communications hereunder shall be writing.

10.       Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such charge or waiver is sought.

11.	Miscellaneous.
(a)	This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.
(b)	The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c)

This Agreement shall be governed by and construed in accordance with the laws of the State of California as applicable to contracts between California residents entered into and to be performed entirely within California.

(d)	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
(e)

CNB acknowledges that it has received notice of and accepts the limitations of the Funds’ liability set forth in the Trust’s Agreement and Declaration of Trust. CNB agrees that each Fund’s obligations under this Agreement shall be limited to the Fund and to its assets, and that neither CNB shall seek satisfaction of any such obligation from the Fund or from any trustee, officer, employee or agent of the Trust or the Fund.

(f)	This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
(g)	This Agreement may not be assigned without the prior mutual written consent of all parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers designated below on the day and year first written above.

CNI CHARTER FUNDS By: /s/ William E. Zitelli Name: William E. Zitelli Title: Vice President & Asst Secretary CNI Charter Funds	CITY NATIONAL BANK By: /s/ Vern Kozlen Name: Vern Kozlen Title: E. V. P. CITY NATIONAL BANK

CNI CHARTER FUNDS

EXHIBIT A

FUNDS COVERED BY THE

SHAREHOLDER SERVICES AGREEMENT

Name of Fund	Annual Service Fee Rate

Prime Money Market Fund	0.25%
Government Money Market Fund	0.25%
California Tax-Exempt Money Market Fund	0.25%
Large Cap Growth Equity Fund	0.25%
Large Cap Value Equity Fund	0.25%
Corporate Bond Fund	0.25%
Government Bond Fund	0.25%
California Tax Exempt Bond Fund	0.25%
High Yield Bond Fund	0.25%
Multi-Asset Fund	0.25%

Dated: August __, 2007

Exhibit G

Wachovia Bank, N.A.

Securities Lending

Agency Agreement

With

CNI Charter Funds

Securities Lending Agency Agreement

This Securities Lending Agency Agreement (the “Agreement”) dated as of October 1, 2005 sets forth the terms and conditions between CNI Charter Funds, on behalf of its series listed on Attachment E (in such capacity, the “Lender”) and Wachovia Bank, National Association (the “Agent”), concerning the lending by the Agent, solely as agent for the Lender and not in its individual capacity, of securities held by the Agent for the Lender in the custody account established pursuant to the Custody Agreement, as amended by this Agreement (the securities held in such custody account from time to time are hereafter referred to collectively as the “Available Securities”), to certain banks, securities brokers and dealers as provided herein. This Agreement shall apply to each such loan of securities, hereinafter referred to individually as a “Loan.” Other capitalized terms used herein have the respective meanings specified in section 14. The Agent shall administer any Loans subject to the following terms and conditions:

1.             Appointment / Selection of Borrowers. The Lender hereby authorizes and appoints the Agent, as agent for the Lender to lend Available Securities of the Lender in accordance with the provisions hereof. The Agent is hereby authorized and agrees to make Loans pursuant to this Agreement only to such banks, securities brokers and dealers (collectively, the “Borrowers”) as have been approved by the Lender. Attached hereto, as Attachment A is a list of the Borrowers, each of which has been approved by the Lender as of the date hereof. In addition, the Lender may authorize or direct the Agent to make Loans to additional organizations and entities selected from time to time by Lender as to which Agent has entered into or will enter into a Master SLA (as defined below), which, upon the Lender’s approval, shall be added to Attachment A and become Borrowers until further notice from the Lender. Subject to the Lender’s approval, Attachment A may also be amended by Agent from time to time to add or delete Borrowers and Agent will notify Lender of each such proposed change provided that the Agent shall not make any Loan of the Lender’s securities to any proposed Borrower not previously disclosed to the Lender except after not less than 10 days prior written notice thereof to the Lender. With respect to a deleted Borrower, such change shall be effective immediately upon notification to Lender to such effect. With respect to a proposed additional borrower, unless Lender notifies Agent, within ten days of the giving by Agent of notice of the proposed additional borrower(s), of Lender’s disapproval of any such additional borrower(s), Lender agrees that Attachment A shall be deemed amended to add the name(s) of such borrower(s).

At any time the Lender may direct the Agent to cease lending Available Securities to any Borrower in which event such Borrower shall be deleted from Attachment A and shall cease to be a Borrower until further notice from the Lender.

2.             Master Securities Loan Agreement. Loans to any Borrowers shall be made only pursuant to a Master Securities Loan Agreement (“Master SLA”) in substantially the form attached hereto as Attachment C. The Lender specifically approves such form of agreement and agrees to promptly furnish to Agent Lender’s financial statements to enable Agent to comply with any request therefor by Borrower in connection with any Master SLA. The Lender understands and agrees that the Agent may revise in a manner not inconsistent with the provisions of this Agreement, without notice to the Lender, the terms of any Master SLA with any Borrower as the Agent deems necessary or appropriate, in its discretion, for the effectuation of any transaction contemplated hereby or thereby.

The Lender hereby represents that (a) Available Securities are free and clear of any lien, charge or encumbrance except as otherwise created hereunder, and (b) the Lender and any third party having power to dispose of such Available Securities has no present intention to sell such Available Securities. The Lender shall (a) promptly notify the Agent of any change in the availability of such Available Securities for lending, (b) in the event of the sale of any such Available Securities, give notice thereof to the Agent no later than the trade date of such sale, and (c) upon Lender’s, or a person’s or persons’ authorized to act on behalf of Lender, receipt of a notice of buy-in such notice will be immediately electronically transmitted to Agent for retransmission to Borrower and, if such buy-in is executed, Lender or person or persons authorized to act on behalf of Lender will communicate to Agent no later than 3:45 PM Eastern Standard time on day of execution the pertinent information regarding such buy-in. The Lender acknowledges that, under the applicable Master SLA, Borrowers will not be required to return loaned securities immediately upon receipt of notice from Agent terminating the applicable loan, but instead will be required to return such loaned securities within the standard settlement period for such securities. Upon receiving a notice from the Lender or person or persons authorized to act on behalf of Lender that Available Securities which have been lent to a Borrower should no longer be considered Available Securities (whether because of the sale of such securities or otherwise), the Agent shall use its best efforts to notify promptly thereafter the Borrower which has borrowed such securities that the loan of securities is terminated and that such securities are to be returned within the standard settlement period for such securities or five (5) business days, whichever is less.

3.             Initial Collateral for Loans. As security for each Loan, the Agent shall, on or prior to delivery of the Available Securities to be loaned, receive Collateral (as defined and permitted by the applicable Master SLA) from the Borrower consisting of (a) cash, (b) US government and US government agency securities, (c) irrevocable letters of credit (individually, a “Letter of Credit”), or (d) such other forms as the Agent and the Lender may from time to time agree in writing in each case of a character and in an amount equal to no less 102% of the market value of the securities loaned in the case of securities of U.S. issuers and 105% of the market value of the securities Loaned in the case of securities of Non-US issuers. The Lender may, by prior notice to the Agent, direct the Agent to accept only certain of the foregoing types of Collateral in respect of Loans made on behalf of the Lender.

4.	Marking to Market.

4.1.         The Agent shall compute, pursuant to the applicable Master SLA, daily the Market Value (as defined in the applicable Master SLA) of all Loaned Securities with respect to each Borrower. If at the close of business on any day, the Market Value of the Collateral held in aggregate for any Borrower, is less than 101.0% of the aggregate Market Value of the Loaned Securities, then the Agent shall demand that such Borrower deliver to the Lender’s collateral account, additional Collateral (by delivery of additional cash or securities) in an amount that will bring the aggregate Borrower’s collateral to 102%, or 105% in the case of foreign securities, of the aggregate Market Value of the Loaned Securities.

4.2.         If, under the Master SLA between the Agent and a Borrower, the market value of the Collateral received with respect to any Loan to such Borrower exceeds the Contract Value of the Loaned Securities with respect to such Loan by an amount sufficient under the Master SLA to permit the Borrower to request an adjustment to the amount of Collateral for such Loan, the Agent is authorized to make such an adjustment (by the return of a portion of the cash or securities or acceptance of an amendment to or substitution for the Letter of Credit previously delivered by such Borrower in respect of Loans), as provided in such Master SLA.

5.	Distributions, Loan Premiums, etc.

5.1.         The Agent shall collect and hold (pursuant to the Lender’s instructions) as and when payable by each Borrower amounts equivalent to all Distributions made in respect of Loaned Securities during the term of Loans made to such Borrower.

5.2.         Loaned Securities may be transferred into the names of others and the Lender hereby waives on behalf of itself and each person with an interest, beneficial or otherwise, in the Loaned Securities any right to vote the Loaned Securities prior to the termination of the Loan with respect to such Loaned Securities and the right to participate in any dividend reinvestment program attendant to such Loaned Securities during the term of any Loan.

5.3.         The Lender understands and agrees that the identity of Lender shall be disclosed by Agent to a Borrower.

5.4.         Provided there is no default by the Borrower, the Agent is authorized to return to Borrowers all interest and other Distributions on Collateral consisting of securities, if any, as provided in the relevant Master SLAs.

6.	Investment of Cash; Maintenance of Collateral Securities.

6.1.         The Lender authorizes Agent to invest, on Lender’s behalf, cash Collateral received in respect of any Loan, subject to an obligation, upon the termination of the Loan, to return to the Borrower the amount of cash initially pledged (as adjusted for any interim marks-to-market). Unless otherwise agreed, the Lender hereby authorizes and directs the Agent to maintain cash Collateral in a joint investment account maintained by the Agent for the benefit of lenders and to invest such cash Collateral on behalf of the Lender in accordance with the investment guidelines outlined in Attachment B

6.2.         If the cash Collateral is maintained in a joint investment account, as described in Section 6.1, Lender understands and agrees that Lender will receive an identifiable interest in each instrument held in such joint account that is equivalent to the pro rata share of Lender’s cash Collateral held in the joint account. Lender further understands and agrees that Lender will have the right to proceed on its own behalf directly against the issuer of any instrument held in such joint investment account in the event of a default thereon and that Agent shall have no right or obligation to enforce any rights with regard to such instrument unless Lender appoints Agent as Lender’s agent for the purpose of exercising such rights.

6.3.         The interest of Lender in each instrument held in the joint investment account shall be assignable, subject to eligibility restrictions established by Agent. In addition,

such interests shall entitle Lender (a) to participate in any voting rights conferred under the terms of the instrument and (b) to receive reports (if any) distributed by the issuer and confirmations pertaining to the instrument issued by the issuer of such instrument, provided that the rights set forth in subsections (a) and (b) of this Section 6.3 shall be in proportion to Lender’s pro rata interest in such instrument as provided in Section 6.2.

6.4.         Lender, in its reasonable discretion, may direct that Agent not invest the cash Collateral held in the joint investment account in a particular instrument or class of instruments or may request such other reasonable investment limitations as Lender reasonably requires.

6.5.         Any losses (including any loss of principal) from investing and reinvesting any cash Collateral in accordance with the provisions hereof shall be at the Lender’s risk and for the Lender’s account. To the extent that earnings on invested cash collateral are insufficient to pay the amount of any rebate payable to a Borrower in respect of any Loan or any investment losses reduce the principal amount of cash below the amount required to be returned to the Borrower upon the termination of any Loan made on the Lender’s behalf (after giving effect to any rebate due Borrower), the Lender will, on demand of the Agent, immediately pay to the Agent (for transmission to such Borrower) an equivalent amount in cash. The Lender acknowledges and agrees that, in respect of any Loan entered into on the Lender’s behalf, the Agent may at its option advance its own funds to pay any such rebate or other fees or amounts due Borrower to the extent permitted by applicable law. If the Agent makes any such advance, or if the Lender does not pay to the Agent when due the applicable revenue sharing or fees pursuant to section 10 of this Agreement, the Lender will be liable to the Agent until payment in full of such liability, at a rate per annum (computed daily on the amount of the outstanding liability) equal to 2% above the prime rate of interest of Wachovia Bank, National Association as announced at its principal office in Charlotte, North Carolina from time to time. As security for any and all obligations of the Lender to the Agent arising hereunder or under any Master SLA or Loan effected on the Lender’s behalf at any time and from time to time, the Lender hereby assigns and grants to the Agent a security interest in, and hereby pledges, all of its right, title and interest in, to and under the Custody Account and all cash and securities standing to the credit thereof from time to time, and proceeds thereof.

6.6.         Unless otherwise agreed, the Agent will hold for the Lender, for safekeeping, all Collateral consisting of cash and securities received from Borrowers in respect of Loaned Securities either (a) at its own facilities, (b) with a Federal Reserve Bank, the Depository Trust Company or any other depository or clearing corporation of which the Agent is a participant or (c) with a bank sub-custodian approved by the Agent.

6.7.         The Agent is authorized to accept substitute Collateral of any type as is permitted hereunder during the term of any Loan so long as the Contract Value in respect of such Loan continues to be satisfied after such substitution.

7.             Termination of Securities Loan. The Lender shall have the right to direct the Agent (a) to terminate any Loan with any Borrower at any time and (b) to cease, either temporarily or indefinitely, entering into any new Loans with such Borrowers as from time to time the Lender may designate. The Agent is also authorized in its discretion to terminate, on the Lender’s behalf, any Loan entered into with a Borrower without prior notice to the Lender, subject to the conditions of the relevant Master SLA. In the event of the termination of a Loan under any provision of the Master SLA between a Borrower and the Agent (whether or not as a result of the direction of the Lender), the Agent shall (subject to section 12 of this Agreement) receive the Loaned Securities in respect of such Loan and all Distributions thereon delivered by such Borrower as a result of such termination within the standard settlement period for such Loaned Securities, and, in connection with such termination, is authorized to return to such Borrower any Collateral in respect of such Loan, and in the case of Collateral consisting of securities, all Distributions thereon not previously returned to Borrower, to the extent provided in such Master SLA.

8.             Reports. The Agent shall provide the Lender with (a) monthly statements (i) describing all Loans entered into pursuant to this Agreement during such month, including the names of the Borrowers, the Loaned Securities, the Collateral held by the Agent therefor, and the amount of the loan premiums received and the loan rebates paid by the Agent, (ii) stating with respect to such month the amount of any return on cash Collateral invested by the Agent pursuant to section 6 of this Agreement, and (iii) setting forth with respect to such month the amount of the Agent’s share of revenues hereunder, and (b) such other information or documentation with respect to Loans entered into hereunder as may be reasonably requested by the Lender from time to time.

9.             Loan Premiums; Loan Rebates. The Agent shall have sole responsibility for negotiating the amount and terms to the extent not otherwise specified in the Master SLA of (a) all loan premiums to be paid by Borrowers in respect of Loans secured by securities Collateral or a Letter of Credit and (b) all loan rebates to be paid by the Agent on behalf of the Lender to Borrowers in respect of Loans secured by cash Collateral The Agent is authorized to pay any such rebates when and as due to such Borrowers, to the extent of available funds therefor.

10.          Revenue Sharing. The Lender and Agent shall share in the net securities lending revenues generated under this Agreement in the amounts agreed upon from time to time in writing signed by the Lender and the Agent. For purposes hereof “net securities lending revenues” shall mean (a)(i) all loan premium fees derived from Agent’s acceptance of non-cash Collateral; plus (ii) all gains, income and earnings from the investment and reinvestment of the Fund’s cash Collateral; minus (b) broker rebate fees paid by the Agent to the Borrower. See Attachment D.

11.	Representation and Warranties.
11.1.	The Agent represents and warrants that:

(a)           The Agent has full legal right, power and authority to execute, deliver and perform this Agreement;

(b)           No contractual or legal obligation exists which would prohibit the Agent from carrying out the transactions contemplated hereby;

(c)          This Agreement has been duly authorized by all necessary corporate action on the part of the Agent and has been duly executed and delivered by one of the duly authorized officers of the Agent; and

(d)           The execution and delivery of this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of the charter or by-laws of the Agent or of any agreement or other instrument, law or judgment applicable to the Agent.

11.2.	The Lender represents and warrants that:

(a)           The Lender has full legal right, power and authority to execute, deliver and perform this Agreement;

(b)           No contractual or legal obligation exists which would prohibit the Lender from carrying out the transactions contemplated hereby or the lending of securities hereunder or investment of cash Collateral pursuant hereto;

(c)           This Agreement has been duly authorized by all necessary executive, legislative, governmental and administrative action on the part of the Lender and has been duly executed and delivered by a duly authorized representative of the Lender; and

(d)           The execution and delivery of this Agreement and the performance of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute a default or violation under or violate any law, ordinance, decree or judgment applicable to the Lender or any person having an interest in Available Securities hereunder or any agreement or instrument to which either is a party or by which it is bound.

(e)           The Available Securities are owned by the Lender free and clear of any lien, charge or encumbrance.

12.	Agent’s Obligations

12.1.      If the Borrower in respect of any loan made pursuant hereto and pursuant to the relevant securities borrowing agreement (“Master SLA”) fails to return loaned securities because it is the subject of a bankruptcy, insolvency, reorganization, liquidation, receivership, conservatorship or similar event (collectively, “Bankruptcy Event”), then Agent shall, at its expense (subject to the succeeding paragraph hereof and to the Lender’s Liability for principal losses pursuant to Section 6 of the Agreement) and within 1 business day of the Bankruptcy Event as determined by Agent (the “Indemnity Triggering Date”), credit Lender’s account in United States dollars with the difference (where a positive number) (“Indemnifiable Amount”) between (A) the market value of such loaned securities on the Indemnity Triggering Date (including, in the case of debt securities, accrued, but unpaid interest and, in the case of equity securities, dividends or distributions declared but not paid or remitted to Lender) and (B) the market value of the related collateral which shall be (i) in the case of loans collateralized solely by cash collateral, the greater of the market value of the cash collateral on the date of initial pledge as adjusted for any subsequent marks-to-market to the Indemnity Triggering Date and the market value of the proceeds of cash collateral investments on the Indemnity Triggering Date, (ii) in the case of loans collateralized solely by securities collateral, the greater of the market value of such collateral on the business day immediately preceding the Indemnity Triggering Date and on the Indemnity Triggering Date, and (iii) in the case of loans collateralized solely by letters of credit, the respective available undrawn amounts on the Indemnity Triggering Date. Where a loan is collateralized by more than one type of collateral, the aggregate market value of collateral securing such loan (for the purpose of computing the Indemnifiable Amount) shall be the sum of the market values for each relevant type of collateral. Market value shall be determined by Agent, where applicable, by utilizing recognized pricing services or dealer price quotations.

In lieu of paying Lender the Indemnifiable Amount as provided above, Agent may, at its sole option and expense, purchase for Lender’s account (“Buy-In”) on the Indemnity Triggering Date for settlement in the normal course replacement securities of the same issue, type, class, and series as that of the loaned securities, provided, however, that if Agent effects a Buy-In, Lender agrees that, to the extent of such Buy-In, Agent shall be subrogated to, and Lender shall assign and be deemed to have assigned to Agent, all of Lender’s rights in, to and against the Borrower (and any guarantor thereof) in respect of such loan, any collateral pledged by the borrower in respect of such loan (including any letters of credit and the issuers thereof), and all proceeds of such collateral. In the event that Lender receives or is credited with any payment, benefit or value from or on behalf of the Borrower in respect of rights to which Agent is subrogated as provided herein, Lender shall promptly remit or pay to Agent the same (or, where applicable, its United States dollar equivalent).

12.2.      The Agent shall not be liable to the Lender or any third party for any loss occasioned by reason of action taken or omitted to be taken by the Agent hereunder or in connection herewith, except insofar as such loss is occasioned by the Agent’s negligence or willful misconduct The Lender agrees to reimburse the Agent for all losses, damages, taxes (other than income taxes on any fee paid to the Agent pursuant to section 10 and costs and expenses (including, without limitation, costs incurred as a result of proceeding against any Collateral upon a default by a Borrower and all amounts paid in the settlement of claims or satisfaction of judgments and legal fees) which may arise out of (i) any action taken by the Agent pursuant to this Agreement or otherwise upon the instructions of the Lender (except insofar as such losses, damages, taxes and expenses are incurred as a result of the Agent’s negligence or willful misconduct) or (ii) the failure by the Lender to fulfill the terms of any Loan or any agreement relating thereto, including this Agreement and any Master SLA, including without limitation, a failure by the Lender to give timely notification to Agent of any sale or change in availability of Available Securities as required by Section 2 of this Agreement.

12.3.      In order to be able to carry out Loans hereunder, the Agent is authorized to deposit Available Securities with a Federal Reserve Bank, the Depository Trust Company or any other depository or clearing corporation of which the Agent is a participant or with a bank sub-custodian approved by the Agent. The Agent shall not be liable to the Lender or any third party as a result of any act or failure to act by any Federal Reserve Bank, the Depository Trust Company or any depository or clearing corporation or sub-custodian, or the employees or agents of any of the foregoing, so long as the Agent exercised reasonable care in the selection thereof.

12.4.      Subject to the approval of the Lender, the Agent may, from time to time appoint one or more persons to act as its sub-agent hereunder or with respect to the loan of securities held in the custody account established pursuant to the Custody Agreement, and the Lender hereby approves any such appointment. Any reference to the Agent shall deem to mean and include, any sub-agent appointed by Wachovia Bank, National Association and approved by Lender- Agent shall have the right, in its discretion, to terminate any appointment of a sub-agent or to modify the terms of any such appointment without notice to the Lender.

13.          Agent’s Outside Activities. The Lender understands that (a) through the Agent’s commercial lending, trust or other departments, the Agent may be a creditor of Borrowers for its own account and (b) all requests for Loans from Borrowers will be allotted by the Agent among all of its customers in a manner which in the judgment of the Agent shall be fair and equitable. The Agent shall furnish to the Lender upon request a description of its method for allocating Loans in accordance with the foregoing clause (b), as then in effect.

14.	Definitions.

Custody Agreement: the Custody Agreement between the Lender and the Agent, dated March 23, 1999.

Distribution: with respect to any Loaned Securities, or Collateral consisting of securities, any interest, dividend or other payment or distribution of cash, securities or other property including any option, warrant, right, privilege or other security of any kind distributed with respect thereto or in exchange therefor.

Loaned Securities: with respect to any Borrower, the aggregate of the following (unless otherwise provided in the Master SLA):

(a)           all securities which the Agent shall deliver to such Borrower pursuant to a Loan;

(b)           all securities distributed with respect to or in exchange for any Loaned Securities, including securities distributed as a result of any stock split or stock dividend;

(c)           all securities received in exchange for Loaned Securities in connection with (i) a merger in which the issuer of such Loaned Securities is not the surviving corporation or (ii) a sale of substantially all the assets of such issuer; and

(d)           all securities for which Loaned Securities are exchanged in connection with any recapitalization of the issuer of such Loaned Securities.

15.          ERISA. Where the Lender is a plan subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Lender agrees to promptly notify the Agent if at any time:

(a)           any potential borrower which is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), a broker-dealer exempted from registration under Section 15(a)(1) of the 1934 Act as a dealer of exempted U.S. Government securities, or a bank (or any of such potential borrower’s affiliates, as defined in Department of Labor Prohibited Transaction Exemption 81-6) has discretionary authority or control with respect to the investment of any Available Securities, or renders investment advice (within the meaning of 29 CFR § 2510.3-21(c)) with respect to any Available Securities, or

(b)           any potential borrower not described in clause (a) above is a party-in-interest with respect to the Lender (within the meaning of § 3(14) of ERISA) or a disqualified person with respect to the Lender (within the meaning of § 4975(e) (2) of the Internal Revenue Code of 1986, as amended).

If the Lender provides such notice, the Agent shall take appropriate action to prevent the Lender from engaging in a loan of securities that would constitute a prohibited transaction (as described in Section 406 of ERISA) with any potential borrower so identified by the Lender. The Agent shall be entitled to rely conclusively upon such notice from the Lender.

16.          Tax Considerations. The Lender acknowledges that any payment of distributions from a Borrower to the Lender are in substitution for the interest or dividend accrued or paid in respect of Loaned Securities and that the tax treatment of such payment may differ from the tax treatment of such interest or dividend. The Lender acknowledges that it has made its own assessment and evaluation of the tax consequences to it of any Loan permitted to be effected hereunder.

17.	The parties acknowledge that:

THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE LENDER WITH RESPECT TO THE SECURITIES LOAN TRANSACTION AND THAT, THEREFORE, THE COLLATERAL DELIVERED BY THE BROKER OR DEALER, AS BORROWER. TO THE LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF THE BROKER’S OR DEALER’S OBLIGATION IN THE EVENT THE BROKER OR DEALER FAILS TO RETURN THE SECURITIES.

18.          Execution of Documents. The Lender hereby authorizes and empowers the Agent to execute in the Lender’s name and on its behalf and at its risk all agreements and documents as may be necessary or appropriate in the judgment of the Agent to carry out the purposes of this Agreement. The Agent is authorized to supply any information regarding the Lender and any Loan effected pursuant hereto which is required by applicable law.

19.          Termination. This Agreement may be terminated at the option of either party upon no less than 30 days’ prior written notice of termination to the other party. Concurrent with the termination date of this Agreement, no further Loans will be made and unless otherwise directed in writing by the Lender, the Agent shall terminate any Loans which remain outstanding in accordance with the Master SLA’s applicable to such Loans. The provisions hereof shall continue in full force and effect in all other respects until all Loans have been terminated and all obligations satisfied as herein provided.

20.          Notices. All notices, demands and other communications hereunder shall be in writing and delivered or transmitted (as the case may be) by registered mail, facsimile, telex or courier, or be effected by telephone promptly confirmed in writing and delivered or transmitted as aforesaid, to the intended recipient as set forth below. Notices shall be effective upon receipt.

(a) if to the Lender, at	(b) if to the Agent, at

Eric Kleinschmidt CNI Charter Funds c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Tel: (610) 676-3426 Fax: (484) 676-3426 ekleinschmidt@seic.com	Alba M. Suarez Wachovia Bank, National Association Securities Lending Division PA 4944 123 South Broad Street Philadelphia, PA 19109 Tel: 215-670-4521 Fax: 215-670-4798 alba.suarez@wachovia.com or to such other addresses as either of the parties shall have furnished to the other in writing.

21.          Custody Agreement. Insofar as the terms of the Custody Agreement are inconsistent with, or require written instructions or a separate written agreement to permit performance of, this Agreement, such terms shall be deemed amended, such instructions given and such agreement entered into by the parties hereunder, to the extent necessary to permit the performance of this Agreement in accordance with its terms in connection with the transactions contemplated hereby. As so amended by the preceding sentence, the Custody Agreement is ratified and confirmed to be in full force and effect. All terms and conditions of the Custody Agreement consistent with this Agreement are hereby ratified and confirmed to be in full force and effect in this Agreement.

22.          Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties and supersedes any other agreement between the parties concerning securities lending. This Agreement may not be changed, amended or modified except by an instrument in writing signed by each of the parties hereto. The headings in thus Agreement are for convenience of reference only and shall not expand, limit or otherwise affect the meaning hereof. This Agreement shall not be assignable by either party hereto without the written consent of the other and shall be governed by and construed in accordance with Pennsylvania law. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns.

CNI CHARTER FUNDS By /s/ Vernon C. Kozlen 10/1/05 Name: Vernon C. Kozlen Date Title: President	WACHOVIA BANK, NATIONAL ASSOCIATION By /s/ Daniel T. Murphy 10/1/05 Daniel T. Murphy Date Title: Senior Vice President

ATTACHMENT A

CNI CHARTER FUNDS

APPROVED BORROWERS FOR SECURITIES LENDING

Borrower
Abbey National Securities, Inc.
ABN Amro Bank, NV
ABN Amro, Inc.
Banc of America Securities LLC
Barclays Bank Plc
Barclays Capital, Inc.
Bear Stearns Companies, Inc.
Bear Stearns & Co. Inc.
Bear Stearns International Limited
Bear Stearns Securities Corp.
BNP Paribas
BNP Paribas Securities Corp.
Cantor Fitzgerald & Co.
Cantor Fitzgerald Securities
Citigroup Global Markets Inc.
Citigroup Global Markets Ltd.
Countrywide Securities Corp.
Credit Suisse First Boston LLC
Credit Suisse First Boston (Europe) Ltd.
Deutsche Bank AG
Deutsche Bank Securities Inc.
Dresdner Bank AG
Dresdner Kleinwort Wasserstein Securities, LLC
Dresdner Kleinwort Wasserstein Securities, Ltd.
Fortis Bank
Fortis Securities, LLC
Goldman Sachs & Co.
Goldman Sachs International
Greenwich Capital Markets, Inc.
Harris Nesbitt Corp.
HSBC Securities (USA), Inc.
ING Financial Markets, LLC
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
J.P. Morgan Securities, Inc.
J.P. Morgan Securities, Ltd.
Lehman Brothers, Inc.
Lehman Brothers International (Europe)
Merrill Lynch Government Securities, Inc.
Merrill Lynch International

ATTACHMENT A

Borrower
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley & Co., Inc.
Morgan Stanley & Co. International Ltd.
MS Securities Services Inc.
Nomura Securities International, Inc.
RBC Capital Markets Corp.
Societe Generale
UBS AG
UBS Securities LLC
WestLB AG

ACCEPTED AND APPROVED BY, as of October 1, 2005: CNI CHARTER FUNDS By: /s/ Vernon C. Kozlen Name: Vernon C. Kozlen Title: President Date: October 1, 2005

ATTACHMENT B

COLLATERAL AND INVESTMENT GUIDELINES

STANDARD PROGRAM

The undersigned (“Lender”) hereby authorizes Wachovia Bank NA. (“Agent”) to accept the following as investments, as referenced in the Securities Lending Agency Agreement (the “Agreement”), to which these Guidelines are attached as Attachment B

I.	Objectives

The key objectives of the management of cash collateral supporting securities loans are to:

a	safeguard principal,
b.	assure that all cash collateral is invested in a timely manner,
c.	maintain adequate liquidity to meet the needs of Lender and/or their investment advisors, and
d.	consistent with these objectives, to optimize the spread between the earnings on cash collateral investments and rebate rates paid to the borrowers of securities.
II.	Permissible Investments and Credit Quality

Permissible investments will consist of the instruments defined by the parameters of these guidelines. Investments other than Government Securities, Repurchase Agreements, Master Notes, direct Funding Agreements and Mutual Funds must have been registered with the Securities and Exchange Commission, or have been issued pursuant to Rule 144A.

The following instruments shall be Permissible Investments:

a.

“Government Security” defined as any bond, indenture, or note, issued or fully guaranteed as to principal and interest by the United States Government or issued or fully guaranteed by any agency or instrumentality thereof.

b.

Fixed or floating rate instruments of corporate and bank issuers rated at least A3 by Moody’s Investors Service, Inc. (“Moody’s”), or A- by Standard & Poor’s Corporation (“S&P”) or A- by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.

c.

Commercial paper, Domestic Certificates of Deposit, and Bankers’ Acceptances where such instruments or their issuer, as appropriate, shall be rated at least A-2 by S&P or P-2 by Moody’s or F-2 by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.

d.

Term and Overnight Repurchase transactions with Counterparties collateralized by US Treasuries, US Government Agency Debentures, Mortgage Backed, REMICS and CMO’s Unrated Whole Loans. Private Label MBS, CMO’s, ABS or Corporates rated at least investment grade by Moodys or by Standard & Poors

Corporation or Fitch and Money Market Instruments rated at least P-2 by Moodys or A-2 by Standard and Poor’s Corporation or F-2 by Fitch. Equities listed on a US exchange.

e.	Money Market Mutual funds and other commingled funds.
f.

Asset-backed securities having a minimum rating, at the time of purchase, of at least A-1+ by S&P or P-1 by Moody’s or F-1+ by Fitch if the final maturity is 13 months or less AAA by S&P or Aaa by Moody’s or AAA by Fitch for longer maturities. Such minimum ratings shall exist by at least two of the three NRSO’s.

g.

Insurance company funding agreement (FA’s), funding agreement backed notes (FA backed notes) or guaranteed investment contracts (GIC’s) of issuers, or guaranteed by entities, rated A-1 by S&P or P-1 by Moody’s or F-1 by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s with no single NRSO rating below the minimum rating at time of purchase. In the absence of a short term rating the issuer must have a long term rating of AA- by Standard & Poor’s or Aa3 by Moody’s or AA- by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.

h.	Master Notes of issuers rated, or majority owned or guaranteed by entities rated, A-1 by S&P or P-1 by Moody’s or F-1 by Fitch. Such minimum ratings shall exist by at least two of the three NRSO’s.
III	Trade Date Compliance
a.

All restrictions, minimum ratings requirements and diversification limitations pertain to the account at the time of purchase. Lender acknowledges that Agent shall not be liable for any market loss that results from a sale of any asset provided the asset satisfied all ratings requirements as set forth herein at the time of purchase

IV.	Maturity/Mismatch
a.

The maximum weighted average duration of all loans outstanding shall be no more than (90) days. Similarly, the maximum weighted average duration of all collateral investments shall be no more than (90) days.

b.	Weighted average duration mismatch between loans and collateral investments shall not exceed twenty-one (21) days.
c.

No fixed rate instrument, other than asset-backed securities, will have a final maturity date in excess of thirteen (13) months from time of purchase, or in the case of asset-backed securities an expected average life of one point two-five (1.25) years.

d.	Floating and variable rate securities, other than asset-backed securities, may have a three (3) year final maturity from time of purchase and must utilize a standard market index. Floating rate asset-backed securities may have an average life of no greater than two (2) years. Amortizing floating rate asset-backed securities may have an average life not greater than two (2) years and an expected final payment date not exceeding four (4) years.

e.

Maturity limitations shall also utilize the put or demand date in investments which contain unconditional irrevocable demand or put features exercisable solely at the option of the investor. For the purpose of calculating interest rate mismatch risk and the calculation of weighted average maturity or duration, the maturity date on floating rate securities shall be deemed to be the next interest rate reset date. In the case of Fixed Rate Asset Backed Securities, expected maturity shall be used in calculating weighted average maturity. Money market investments shall be viewed as the next business day.

f	The minimum overnight (next business day) liquidity level will be targeted at not less than twenty percent (20%) of collateral investment assets.
V.	Diversification
a.	The aggregate value of securities on loan to any one counterparty may not exceed the greater of $25 million or twenty percent (20%) of total loans.
b.

Collateral investments held in any one non-U.S. government backed issuer may not exceed the greater of $10MM or 5% of the Total Collateral Investment Pool_ Repurchase Transactions with any single Counterparty shall be limited to the greater of $25MM or 15% of the Total Collateral Investment Pool.

ACCEPTED AND APPROVED BY, as of October 1, 2005: CNI CHARTER FUNDS By: /s/ Vernon C. Kozlen Name: Vernon C. Kozlen Title: President Date: October 1, 2005

ATTACHMENT D

REVENUE SHARING

All revenue shall accrue daily and shall be apportioned as follows: 60% to CNI Charter Funds (Lender) and 40% to Wachovia Bank, N.A. (Agent).

Net earnings shall include the difference between (i) the sum of income received from the investment of Collateral received in securities loans, loan fees received from securities loans, and fees paid by a Borrower on loans collateralized with Collateral other than Cash Collateral; and (ii) any rebate paid to a Borrower if one was named as agent for such Borrower, and any other allocable fees and expenses in connection with securities loans. Agent shall forward to Lender monthly, its allocation of revenue.

ATTACHMENT E

CNI Charter Funds

(Approved Lending Funds as of October 1, 2005)

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balance Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund

Exhibit H

DRAFT

[LETTERHEAD OF PAUL, HASTINGS, JANOFSKY & WALKER, LLP]

___________, 2007	27244.82330

CNI Charter Funds

400 North Roxbury Drive

Beverly Hills, California 90212

Re:	CNI Charter Funds Multi-Asset Fund

Ladies and Gentlemen:

We have acted as counsel to CNI Charter Funds, a Delaware statutory trust (the “Trust”), in connection with its Registration Statement filed on Form N–1A with the Securities and Exchange Commission (the “Registration Statement”) relating to the issuance by the Trust of shares of beneficial interest (the “Shares”) of the Multi-Asset Fund, a series of the Trust (the “Fund”).

In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion on the following:

(a)           the Trust’s Certificate of Trust (the “Certificate of Trust”) as filed with the Delaware Secretary of State on October 28, 1996, and the amendments thereto filed with the Delaware Secretary of State on February 11, 1998 and April 27, 1999, certified to us by the Delaware Secretary of State as being a true and correct copy of the Certificate of Trust and in effect on the date hereof;

(b)          the Trust’s Agreement and Declaration of Trust dated October 25, 1996 (the “Declaration of Trust”), certified to us by an officer of the Trust as being a true and correct copy of the Declaration of Trust and in effect on the date hereof;

(c)           the Trust’s Bylaws (the “Bylaws”), certified to us by an officer of the Trust as being a true and correct copy of the Bylaws and in effect on the date hereof;

(d)          resolutions of the Trust’s Board of Trustees adopted on May 10, 2007, authorizing the establishment of the Fund and the issuance of the Shares, certified to us by an officer of the Trust as being true and complete and in full force and effect on the date hereof;

CNI Charter Funds	DRAFT

___________, 2007

(e)           a copy of the Registration Statement as filed with the Securities and Exchange Commission; and

(f)           a certificate of an officer of the Trust as to certain factual matters relevant to this opinion.

Our opinion below is limited to the federal law of the United States of America and the Chapter 38 of Title 12 of the Delaware Code (the “Delaware Statutory Trust Act”). We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of the Delaware Statutory Trust Act and the case law interpreting the Delaware Statutory Trust Act as reported in Delaware Laws Affecting Business Entities (Aspen Publishers, Inc., Spring 2007 Edition). We have not undertaken a review of other Delaware law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the statutory trust law of the State of Delaware as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be sold for consideration at their net asset value on the date of their issuance in accordance with statements in the Registration Statement and in accordance with the Declaration of Trust, (ii) all consideration for the Shares will be actually received by the Fund, and (iii) all applicable securities laws will be complied with, then it is our opinion that, when issued and sold by the Fund, the Shares will be legally issued, fully paid and nonassessable.

This opinion is rendered to the Trust and its shareholders in connection with the Registration Statement on Form N-1A with respect to the Fund and is solely for the benefit of the Trust and its shareholders. This opinion may not be relied upon by the Trust and its shareholders for any other purpose, or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise the Trust and its shareholders of any developments in areas covered by this opinion that occur after the date of this opinion.

We hereby consent to (i) the reference of our firm as Legal Counsel in the Registration Statement, and (ii) the filing of this opinion as an exhibit to the Registration Statement.

Very truly yours,

Exhibit I

CNI CHARTER FUNDS

RULE 12B–1 DISTRIBUTION PLAN

August __, 2007

This Rule 12b–1 Distribution Plan (the “Plan”) is adopted in accordance with Rule 12b–1 (the “Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), by CNI CHARTER FUNDS, a Delaware statutory trust (the “Trust”), with respect to each series of its shares, and each class of shares of such series (if separate classes shall be designated) identified on Schedule A attached hereto and incorporated herein (each such series covered by this Plan, a “Fund” and each such class, a “Class”). The Plan has been approved by a majority of the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and by a majority of the shareholders of each Fund or of each Class as required by the 1940 Act.

In reviewing the Plan, the Board of Trustees considered the terms of the Underwriting Agreement between the Trust on behalf of each Fund and SEI Investments Distribution Co. (the “Principal Underwriter”), and the compensation, if any, the Principal Underwriter receives from the Trust thereunder, and the nature and amount of other payments, fees, and commissions, if any, that may be paid to the Principal Underwriter, its affiliates, and other agents of the Trust. The Board of Trustees, including the independent Trustees, concluded that the proposed overall compensation of the Principal Underwriter and its affiliates was fair and not excessive.

In its considerations, the Board of Trustees also recognized that uncertainty may exist from time to time with respect to whether payments to be made by the Trust to the Principal Underwriter, as the initial “Distribution Coordinator,” or to other firms under agreements with respect to a Fund or Class, may be deemed to constitute impermissible distribution expenses. As a general rule, an investment company may not finance any activity primarily intended to result in the sale of its shares, except pursuant to the Rule. Accordingly, the Board of Trustees determined that the Plan also should provide that payments by the Trust and expenditures made by others out of monies received from the Trust which are later deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares shall be deemed to have been made pursuant to the Plan.

The approval of the Board of Trustees included a determination that in the exercise of the Trustees’ reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Trust, each Fund, each Class, and the shareholders of each. The Plan also has been approved by a vote of at least a majority of the outstanding voting securities of each Fund or Class, as defined in the 1940 Act, to the extent required by the 1940 Act.

1

The provisions of the Plan are:

1.         Annual Fee. The Trust will pay to the Principal Underwriter, as the Funds’ Distribution Coordinator, an annual fee for the Principal Underwriter’s services in such capacity including its expenses in connection with the promotion and distribution of each Fund’s or Class’s shares (the “Distribution Expenses”). The annual fee paid to the Principal Underwriter under the Plan will be calculated daily and paid monthly by each Fund or Class on the first day of each month based on the average daily net assets of each Fund or Class, as set forth on Schedule B hereto. The fees are not tied exclusively to actual distribution and service expenses, and the fee may exceed the expenses actually incurred.

With respect to the AHA Funds, as listed in Schedule A hereto, in the event the Principal Underwriter is not fully reimbursed for payments made or other expenses incurred by it under this Plan, the Principal Underwriter shall be entitled to carry forward such expenses to subsequent fiscal years for submission to the Class A Shares of the applicable AHA Fund for payment, subject always to the annual maximum expenditures set forth in this Section 1; provided, however, that nothing herein shall prohibit or limit the Board of Trustees of the Trust from terminating this Plan and all payments hereunder at any time pursuant to Section 4 hereof. While no AHA Fund is liable for unreimbursed distribution expenses, in the event of discontinuation or termination of this Plan as to any AHA Fund(s), the Board of Trustees may consider the appropriateness of having the Class A shares of such AHA Fund(s) reimburse the Principal Underwriter for the then outstanding carry forward amounts plus interest thereon to the extent permitted by applicable law.

2.         Expenses Covered by the Plan. The fees paid under Section 1 of the Plan may be used to pay for any expenses primarily intended to result in the sale of shares of the Funds and Classes (“distribution services”), including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Principal Underwriter, any affiliate of the Principal Underwriter or the Trust, including pension administration firms that provide distribution and shareholder related services and broker–dealers that engage in the distribution of the shares of the Funds and Classes; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of a Fund or a Class and servicing of shareholders of a Fund or a Class, including, but not limited to, personnel of the Principal Underwriter and its affiliates, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust’s transfer agency or other servicing arrangements; (c) all payments made pursuant to any dealer agreements between the Principal Underwriter and certain broker–dealers, financial institutions and other service providers; (d) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; (f) costs involved in preparing, printing and distributing sales literature pertaining to the Funds; and (g) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. Such expenses shall be deemed incurred whether paid directly by the Principal Underwriter as Distribution Coordinator or by a third party to the extent reimbursed therefor by the Principal Underwriter.

2

3.         Written Reports. The Principal Underwriter shall furnish to the Board of Trustees of the Trust, for its review, on at least a quarterly basis, a written report of the monies paid to it under the Plan with respect to each Fund and each Class, and shall furnish the Board of Trustees of the Trust with such other information as the Board of Trustees may reasonably request in connection with the payments made under the Plan in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued as to each Fund or Class.

4.         Termination. The Plan may be terminated as to any Fund or Class at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund or Class or by vote of a majority of the independent Trustees, and any dealer agreement under the Plan may be likewise terminated on not more than sixty (60) days’ written notice. The Plan will also terminate automatically in the event of its assignment, as that term is defined in the 1940 Act. Once terminated, no further payments shall be made under the Plan.

5.         Amendments. The Plan and any dealer agreement may not be amended to increase materially the amount to be spent for distribution and servicing of shares of a Fund or a Class pursuant to Section 1 hereof without approval by a majority of the outstanding voting securities of the Fund or Class. All material amendments to the Plan and any dealer agreement entered into with third parties shall be approved by the independent Trustees cast in person at a meeting called for the purpose of voting on any such amendment and by the Trust’s Board of Trustees, as required by Rule 12b–1.

6.         Selection of Independent Trustees. So long as the Plan is in effect, the selection and nomination of the Trust’s independent Trustees shall be committed to the discretion of such independent Trustees.

7.         Effective Date of Plan. The Plan shall take effect as to a Fund or Class at such time as it has received requisite Trustee and shareholder approval with respect to such Fund or Class and, unless sooner terminated, shall continue in effect for such Fund or Class for a period of more than one year from such date of its effectiveness only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

8.         Preservation of Materials. The Trust will preserve copies of the Plan, any agreements relating to the Plan and any report made pursuant to Section 3 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

9.         Meanings of Certain Terms. As used in the Plan, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Trust under the 1940 Act by the Securities and Exchange Commission.

3

SCHEDULE A

TO THE RULE 12B–1 DISTRIBUTION PLAN

OF

CNI CHARTER FUNDS

The 12b–1 Distribution and Servicing Plan shall be applicable to the following series and classes of shares (if separate classes of shares of such series have been designated) of CNI Charter Funds:

Fund	Classes

1.	Prime Money Market Fund	A and S
2.	Government Money Market Fund	A and S
3.	California Tax–Exempt Money Market Fund	A and S
4.	Large Cap Growth Equity Fund	A
5.	Large Cap Value Equity Fund	A
6.	Corporate Bond Fund	A
7.	Government Bond Fund	A
8.	California Tax Exempt Bond Fund	A
9.	High Yield Bond Fund	A
10.	RCB Small Cap Value Fund	A and R
11.	Multi-Asset Fund	A

AHA Funds

12.	AHA Limited Maturity Fixed Income Fund	A
13.	AHA Full Maturity Fixed Income Fund	A
14.	AHA Balanced Fund	A
15.	AHA Diversified Equity Fund	A
16.	AHA Socially Responsible Equity Fund	A

4

SCHEDULE B

TO THE RULE 12B–1 DISTRIBUTION PLAN

OF

CNI CHARTER FUNDS

Fund	Class	Annual Fee

Prime Money Market Fund	A	0.50%
Prime Money Market Fund	S	0.50%
Government Money Market Fund	A	0.50%
Government Money Market Fund	S	0.50%
California Tax–Exempt Money Market Fund	A	0.50%
California Tax–Exempt Money Market Fund	S	0.50%
Large Cap Growth Equity Fund	A	0.25%
Large Cap Value Equity Fund	A	0.25%
Corporate Bond Fund	A	0.25%
Government Bond Fund	A	0.25%
California Tax Exempt Bond Fund	A	0.25%
RCB Small Cap Value Fund	A	0.25%
RCB Small Cap Value Fund	R	0.25%
High Yield Bond Fund	A	0.30%
Multi-Asset Fund	A	0.25%

AHA Funds

AHA Limited Maturity Fixed Income Fund	A	0.25%
AHA Full Maturity Fixed Income Fund	A	0.25%
AHA Balanced Fund	A	0.25%
AHA Diversified Equity Fund	A	0.25%
AHA Socially Responsible Equity Fund	A	0.25%

5

Exhibit J

CNI CHARTER FUNDS

SEI INVESTMENTS DISTRIBUTION CO.

SUB-DISTRIBUTION AND SERVICING AGREEMENT

______________, 200_

Ladies and Gentlemen:

SEI Investments Distribution Co., a Pennsylvania corporation, serves as distributor (the “Distributor”) of CNI Charter Funds (the “Funds”), an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act"). The Funds offer their redeemable securities (“Shares”) to the public in accordance with the terms and conditions contained in the Funds’ Prospectus. The term “Prospectus” used herein refers to the prospectus and statement of additional information on file with the Securities and Exchange Commission (“SEC”), which is part of the Funds’ registration statement under the Securities Act of 1933 (the “Securities Act”). In connection with the foregoing you may serve as a participating dealer for the Funds (“Participating Dealer”) and, therefore, accept orders for the purchase or redemption of Shares, respond to shareholder inquiries and perform other related functions subject to the following terms and conditions:

1.	Participating Dealer.

a.         You are hereby designated a Participating Dealer and as such are authorized (i) to accept orders for the purchase of Class A Shares of the Funds and to transmit to the Funds such orders and the payment made therefor; (ii) to accept orders for the redemption or exchange of Shares and to transmit to the Funds such orders and all additional material, including any certificates for Shares, as may be required to complete the redemption; and (iii) to assist shareholders with the foregoing and other matters relating to their investments in the Funds and to the distribution of Shares, in each case subject to the terms and conditions set forth in the Prospectus and applicable provisions of the Investment Company Act and rules adopted thereunder, each as amended, including Rule 22c-1 thereunder. You agree to review each Share purchase or redemption order submitted through you or with your assistance for completeness and accuracy.

b.         You agree that, if requested by the Distributor, you will undertake from time to time certain shareholder communication activities (“shareholder services”) as requested by the Distributor, for your customers (“Customers”) who have purchased Shares. You may perform these duties yourself or subcontract them to a third party of your choice. These shareholder services may include one or more of the following services as determined by the Distributor: (i) responding to Customer inquiries relating to the services performed by you; (ii) responding to routine inquiries from Customers concerning their investments in Shares; and (iii) providing such other similar services as may be reasonably requested by the Distributor to the extent you are permitted to do so under applicable statutes, rules and regulations. In addition, you agree to perform one or more of the following, as may be requested from time to time by the Distributor: (i) establishing and maintaining accounts and records relating to Customers that invest in Shares, including taxpayer identification number certifications; (ii) processing dividend and distribution payments from the Funds on behalf of Customers; (iii) providing information periodically to Customers showing their positions in Shares and forwarding sales literature and advertising provided by the Distributor; (iv) arranging for bank wires; (v) providing subaccounting with respect to Shares owned of record or beneficially by Customers or providing the information to the Funds necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (vii) assisting in processing purchase, exchange and redemption requests from Customers and in placing such orders with the Funds’ service contractors; and (viii) assisting Customers in changing dividend options, account designations and addresses.

c.         In performing the services described in this Agreement, you will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used by your business or any personnel employed by you) as may be reasonably necessary or beneficial to provide such services.

2.	Agreement to Provide Shareholder Information.

a.         As instructed by you, the Funds’ transfer agent has opened accounts on the Funds’ books and records (each, an “account”) in order to process Share purchase and redemption requests for you and your “Shareholders” (as that term is defined below). You agree to provide the Funds, or its designee, upon written request, the taxpayer identification number (“TIN”), Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”),if known, of any or all Shareholders; the name or other identifier of any investment professionals associated with the Shareholders or account (if known); and the amount, date, and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account during the period covered by the request. While the Funds may request this information at any time after the effective date of this agreement, you are not required to provide any information under this Amendment until the Rule 22c-2 compliance date, currently designated as October 16, 2007 in SEC Release 27504.

b.          You agree to transmit the requested information that is on your books and records to the Funds, or their designee, promptly, but in any event not later than five (5) business days, after receipt of a request. If the requested information is not on your books and records, you agree to: (i) provide or arrange to provide to the Funds the requested information from Shareholders who hold an account with an “indirect intermediary” (as defined in Rule 22c-2); or (ii) if directed by the Funds (or their designee), block further purchases of Shares from such indirect intermediary. In such instance, you agree to inform the Funds whether you plan to perform (i) or (ii). Responses required by this paragraph must be communicated in writing, which writing may be an electronic or a facsimile transmission, and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Funds, or its designee, should be consistent with the NSCC Standardized Data Reporting Format.

c.         The Funds agree that all requests will set forth a specific period for which transaction information is sought, which period may include each trading day. The Funds may request transaction information as it deems appropriate, including to investigate compliance with policies established by the Funds for the purpose of eliminating or reducing disruptive trading activity in the Funds or dilution of the value of the outstanding Shares of the Funds. The Funds agree not to use the information received for marketing or any other similar purpose without your prior written consent.

d.         You agree to execute written instructions from the Funds, or their designee, to restrict or prohibit further purchases or exchanges of Shares by any Shareholder specifically identified by the Funds or their designee. Such instruction can be for any reason deemed appropriate by the Funds or their designee, including for a Shareholder that has been identified as having engaged in transactions of the Funds’ Shares (directly or indirectly through your accounts) that violate policies established by the Funds for the purpose of eliminating or reducing disruptive trading activity in the Funds or dilution of the value of the outstanding Shares of the Funds. When issuing you instructions, the Funds, or their designee, will include the TIN, ITIN, or GII, if known, and the specific restriction(s) to be executed. If the TIN ITIN, or GII, is not known, the instructions will include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information. You agree to execute instructions as soon as reasonably practicable, but not later than five (5) business days after you receive the instructions and you must provide written confirmation to the Funds, or its designee, that instructions have been executed. You agree to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

e.         For purposes of this Section, the term “Shareholder” means: (i) the beneficial owner of Shares, whether the Shares are held directly or by you in nominee name; (ii) the employee benefit, retirement or other plan participant notwithstanding that the plan may be deemed to be the beneficial owner of Shares; or (iii) the holder of interests in a variable annuity or variable life insurance contract issued by you.

2

3.	Anti-Money Laundering.

a.         You represent and warrant that you are in compliance and will continue to be in compliance with all applicable anti-money laundering laws and regulations, including the Bank Secrecy Act (“BSA”) and applicable guidance issued by the SEC and the guidance and rules of National Association of Securities Dealers, Inc. (the “NASD”).

b.         You represent and warrant that you have in place an anti-money laundering program that complies with the law in jurisdictions in which Shares are distributed, including applicable provisions of the BSA, the USA Patriot Act of 2001 and programs administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control.

c.         You agree to take all reasonable steps to determine (i) the true identity of your Customers; (ii) the source of your Customers’ funds; and (iii) that your Customers are not involved in money laundering or terrorist financing activities. You further agree to comply with any other “know your customer” requirements under applicable law; and to monitor your Customers’ transactions in order to detect attempted or actual money laundering involving Shares. You further agree to notify us of any suspicious activity relating to transactions involving Shares.

d.         Upon our reasonable request, you agree to promptly provide us with documentation relating to your anti-money laundering policies, procedures and process.

4.	Execution of Orders for Purchases and Redemptions of Shares.

a.         All orders for the purchase of any Shares shall be executed at the then current public offering price per Share (i.e., the net asset value per Share plus the applicable sales load, if any) and all orders for the redemption (or exchange) of any Shares shall be executed at the net asset value per Share, less any redemption charge (or exchange fee), in each case as described in the Prospectus. In this regard, you shall ensure that any orders submitted by you to the Funds for a particular trade date have been received by you prior to the Funds’ cut-off time for orders, in each case in accordance with the terms and conditions set forth in the Funds’ prospectus and applicable provisions of the Investment Company Act, including Rule 22c-1 thereunder. In the event an order is received after such cut-off time, you shall ensure that such order is submitted in such a manner so that the order is priced in accordance with the Funds’ Prospectus and applicable provisions of the Investment Company Act, including Rule 22c-1 thereunder.

b.         If required by law, each transaction shall be confirmed in writing on a fully disclosed basis. The procedures relating to all orders and the handling of each order will be subject to the terms of the Prospectus and the Distributor’s written instructions to you from time to time. Payment for Shares shall be made as specified in the Prospectus. If payment for any purchase order is not received in accordance with the terms of the Prospectus or if an order for purchase, redemption, exchange, transfer or registration of Shares is changed or altered, the Funds and the Distributor reserve the right, without notice, to cancel the sale, redemption, exchange, transfer or registration and to hold you responsible for any loss sustained as a result thereof.

c.         You represent and warrant that you have procedures in place reasonably designed to ensure that orders received by you are handled in a manner consistent with the Funds’ Prospectus and applicable provisions of the Investment Company Act, including Rule 22c-1 thereunder. In addition, you agree that you will not enter into any arrangement to facilitate trading of Shares in a manner inconsistent with the Funds’ Prospectus or applicable law.

d.         You agree to comply with and, with respect to your Customers, enforce the Funds’ policy on market timing, as described in the Prospectus or as otherwise disclosed to you. In addition, you agree that you will not enter into any arrangement to facilitate excessive trading in the Shares in contravention of the Funds’ policy on market timing.

e.         The Funds and the Distributor reserve the right to reject any purchase or exchange request at their sole discretion, including from any investor whom either the Funds or the Distributor believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Funds.

3

5.         Limitation of Authority. No person is authorized to make any representations concerning the Funds, or the Shares except those contained in the Prospectus and in such printed information as the Distributor may subsequently prepare. No person is authorized to distribute any sales material relating to the Funds without the prior written approval of the Distributor.

6.         Compensation. As compensation hereunder, you may retain any sales charge paid by your Customer pursuant to the Prospectus unless the payment of any such sales charge by your Customer has been waived by the Funds for any reason. The Distributor may also pay you compensation for selling Shares, performing shareholder services and/or performing other administrative services, in the amounts and at the times as the Distributor may determine from time to time with respect to the average daily net asset value of the Shares owned of record or beneficially by your Customers. Such compensation will be computed and paid in accordance with the applicable distribution and/or shareholder service plans adopted by the Funds (pursuant to Rule 12b-1 under the Investment Company Act or otherwise), as they may be amended from time to time. You acknowledge that any compensation to be paid to you by the Distributor shall be paid from proceeds paid to the Distributor by the Funds pursuant to such distribution and/or shareholder service plans and, to the extent the Distributor does not receive such proceeds for any reason, the amounts payable to you will be reduced accordingly. In determining the amount payable to you hereunder, we reserve the right to exclude any sales that we reasonably determine have not been made in accordance with the provisions of the Prospectus and this Agreement.

7.         Prospectus and Reports. You agree to comply with the provisions contained in the Securities Act governing the delivery of a Prospectus to any person to whom you offer Shares. You further agree to deliver, upon our request, copies of any amended Prospectus to persons whose Shares you are holding as record owner. You further agree to forward, if required by law, shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers.

8.	Qualification to Act.

a.         You represent that you are either (a) a member in good standing of the NASD or (b) exempt under federal and state securities laws from registration as a broker or dealer, and have been duly authorized by proper corporate action to enter into this Agreement and to perform your obligations hereunder, evidence of which corporate action shall be properly maintained and made part of your corporate records.

b.         If you are a member of the NASD, your expulsion or suspension from the NASD will automatically terminate this Agreement on the effective date of such expulsion or suspension. If you are exempt under federal and state securities laws from registration as a broker or dealer, you represent that you possess the legal authority to perform the services contemplated by this Agreement without violating applicable law, and this Agreement shall automatically terminate in the event that you no longer possess such authority. You agree that you will not offer Shares to persons in any jurisdiction in which you may not lawfully make such offer due to the fact that you have not registered under, or are not exempt from, the applicable registration or licensing requirements of such jurisdiction. You agree to notify us in writing of any such action or event that shall cause termination of this Agreement.

c.         You agree that each partner, director, officer, employee or agent of yours who will participate or otherwise be involved in the offer or sale of the shares of the Funds or the performance by you of your duties and activities under this Agreement is either appropriately licensed or exempt from such licensing requirements by the appropriate regulatory agency of each state or other jurisdiction in which you offer and sell Shares of the Funds.

d.         You agree that in performing the services under this Agreement, you at all times will comply with the Conduct Rules of the NASD, particularly Conduct Rule 2830, and any other regulations or guidelines issued by the NASD. Without limiting the generality of the foregoing, you agree to provide your Customers a written notice regarding the availability of the NASD Regulation Public Disclosure Program no less than once every calendar year pursuant to NASD Conduct Rule 2280. The notice shall contain (i) the Program hotline telephone number; (ii) the NASD Regulation web site address; and (iii) a statement as to the availability to your Customers of an investor brochure from the NASD that includes information describing the Public Disclosure Program.

4

            e.         You agree that you are responsible for knowing the provisions and policies of the Funds related to breakpoints and for applying those provisions and policies to the sale of shares to Customers. Moreover, you agree that you will not combine customer orders to reach breakpoints in commissions or for any other purposes whatsoever unless authorized by the then current Prospectus or by us in writing. You further agree that you will not withhold placing customers’ orders for shares so as to profit yourself as a result of such withholding or place orders for shares in amounts just below the point at which sales charges are reduced so as to benefit from a higher sales charge applicable to an amount below a breakpoint. You further agree that you will place orders immediately upon their receipt and will not withhold any order so as to profit therefrom. Finally, you agree to maintain policies and procedures, including supervisory procedures, reasonably designed to ensure that customers are apprised of, and receive, breakpoint opportunities. You agree to provide us, upon reasonable request, with a copy of such policies and procedures and such other documentation that will allow us to satisfy our supervisory and/or compliance obligations under the applicable laws, rules and regulations of the NASD and the SEC.

f.         You agree to be bound by and to comply with all applicable federal and state laws and rules and regulations promulgated thereunder generally affecting the sale or distribution of mutual fund shares or classes of such shares.

g.         You represent and warrant that you have been duly authorized by proper corporate action to enter into this Agreement and to perform your obligations hereunder, evidence of which corporate action shall be properly maintained and made part of your corporate records.

9.         Blue Sky. The Funds have registered an indefinite number of Shares under the Securities Act. The Funds intend to register or qualify in certain states where registration or qualification is required. We will inform you as to the states or other jurisdictions in which the Shares have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states. You agree that you will offer Shares to your customers only in those states where such Shares have been registered, qualified, or an exemption is available. We assume no responsibility or obligation as to your right to sell Shares in any jurisdiction. We will file with the Department of State in New York a State Notice and a Further State Notice with respect to the Shares, if necessary.

10.       Authority of Funds and Participating Dealer. The Funds shall have full authority to take such action, as it deems advisable in respect of all matters pertaining to the offering of its Shares, including the right not to accept any order for the purchase of Shares. You shall be deemed an independent contractor and not an agent of the Funds, for all purposes hereunder and shall have no authority to act for or represent the Funds. You will not act as an “underwriter” or “distributor” of shares, as those terms are used in the 1940 Act, the Securities Act of 1933, and rules and regulations promulgated thereunder.

11.       Recordkeeping. You will (i) maintain all records required by law to be kept by you relating to transactions in Shares and, upon request by the Funds, promptly make such records available to the Funds as the Funds may reasonably request in connection with its operations and (ii) promptly notify the Funds if you experience any difficulty in maintaining the records described in the foregoing clauses in an accurate and complete manner. If you hold Shares as a record owner for your Customers, you will be responsible for maintaining all necessary books and Customer account records which reflect their beneficial ownership of Shares, which records shall specifically reflect that you are holding Shares as agent, custodian or nominee for your Customers.

12.       Liability. The Distributor shall be under no liability to you hereunder except for its failure to exercise good faith in discharging the obligations expressly assumed by it hereunder. In carrying out your obligations, you agree to act in good faith and without negligence. By your acceptance of this Agreement, you agree to and do release, indemnify and hold harmless the Distributor and the Funds and their respective successors and assigns, each of their respective officers and directors, and each person who controls either the Distributor or the Funds within the meaning of Section 15 of the Securities Act against any loss, liability, claim, damages or expense (including reasonable attorneys' fees and expenses) arising by reason of (i) any direct or indirect actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder for orders to purchase, redeem or exchange Shares by or on behalf of your Customers, including violations of the terms and conditions of the Prospectus or applicable provisions of the Investment Company Act, including Rule 22c-1 thereunder, with respect to such orders or (ii) any breach of this Agreement by you or your successors or permitted assigns. Nothing contained in this Agreement is intended to operate as a waiver by the Distributor or you of compliance

5

with any provision of the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934, as amended, the Investment Advisors Act of 1940, as amended or the rules and regulations promulgated by the SEC thereunder.

13.      Privacy. You represent that you have adopted and implemented procedures to safeguard customer information and records that are reasonably designed to: (i) ensure the security and confidentiality of customer records and information; (ii) protect against any anticipated threats or hazards to the security or integrity of customer records and information; (iii) protect against unauthorized access to or use of customer records or information that could result in substantial harm or inconvenience to any customer; (iv) protect against unauthorized disclosure of non-public information to unaffiliated third parties; and (v) otherwise ensure that you are in compliance with Regulation S-P.

14.       Amendment. We may modify this agreement at any time by written notice to you. The first order placed by you subsequent to the giving of such notice shall be deemed as your acceptance of such modification.

15.       Termination. This Agreement may be terminated by either party, without penalty, upon ten (10) days’ notice to the other party and shall automatically terminate in the event of its assignment (as defined in the Investment Company Act). This Agreement shall also automatically terminate at any time without penalty in the event the Funds terminate the Distribution Agreement between the Funds and the Distributor.

16.       Nature of Agreement. You acknowledge and agree that this Agreement has been entered into pursuant to Rule 12b-1 under the Investment Company Act, and is subject to the provisions of said Rule (as it may be amended from time to time), as well as any other applicable rules promulgated by the SEC.

17.       Communications. All communications to the Distributor should be sent to SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: Compliance Officer. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

18. Severability and Governing Law. If any provision of this Agreement shall be held or made invalid by a decision in a judicial or administrative proceeding, statute, rule or otherwise, the enforceability of the remainder of this Agreement will not be impaired thereby. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

19.       Investigations and Proceedings. The parties to this Agreement agree to cooperate fully in any securities regulatory investigation or proceeding or judicial proceeding with respect to each party’s activity under this Agreement and promptly notify the other party of any such investigation or proceeding.

20.       Survival. The representations, warranties, covenants and agreements of the undersigned contained in this Agreement, including, without limitation, the indemnity agreement contained in Section 11 hereof, shall survive any termination of this Agreement.

21.       Captions. All captions used in this Agreement are for convenience only, are not a party hereof, and are not to be used in construing or interpreting any aspect hereof.

22.       Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supercedes all previous agreements and/or understandings of the parties.

(The remainder of this page has been left intentionally blank. The signature page follows).

6

            If the foregoing corresponds with your understanding of our agreement, please sign this document and the accompanying copies thereof in the appropriate space below and return the same to us, whereupon this Agreement shall be binding upon each of us, effective as of the date of execution.

SEI INVESTMENTS DISTRIBUTION CO.

By: _________________________________

Name:

Title:

Confirmed and accepted:

Firm Name: _______________________

(please provide full legal name)

By: ______________________________

Name: ___________________________

Title: _____________________________

Date: _____________________________

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you request to enter into a selling agreement, we will ask your name, address, and other information that will allow us to identify you. This information will be verified to ensure your identity. SIDCo is required by law to reject your request if the required identifying information is not provided. In certain instances, SIDCo is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and SIDCo shall have no obligation with respect to the terms of any such document.

To enable the processing of this Agreement, please provide the following information. Failure to complete the following will delay, and possibly prevent, the Distributor from processing this Agreement.

Firm’s CRD Number (or FDIC Cert. Number if a bank): _________________

Firm’s Principal Address:	_________________
_________________
_________________
_________________

Firm’s Mailing Address:	_________________
(if different from above)	_________________
_________________
_________________

Firm’s Primary Telephone Number: _________________

Firm’s Tax Identification Number (TIN): _____________

7

Exhibit K

CNI CHARTER FUNDS

AMENDED AND RESTATED

MULTIPLE CLASS PLAN

This Amended and Restated Multiple Class Plan (this “Plan”), dated August _, 2007, is required by Securities and Exchange Commission Rule 18f–3 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Plan shall govern the terms and conditions under which CNI Charter Funds (the “Trust”) may issue separate classes of shares representing interests in the series of the Trust (each a “Fund” and together the “Funds”) listed on Appendix A. To the extent that a subject matter herein is covered by the Trust’s Agreement and Declaration of Trust or Bylaws, the Agreement and Declaration of Trust and Bylaws will control in the event of any inconsistencies with the descriptions herein.

SECTION 1.	Rights and Obligations.

Except as set forth herein, all classes of shares issued by a Fund shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations, and terms and conditions. The only differences among the various classes of shares relate solely to the following: (a) each class may be subject to different class expenses and sales charges as discussed under Section 3 of this Plan; (b) each class may bear a different identifying designation; (c) each class has exclusive voting rights with respect to matters solely affecting such class (except as set forth in Section 6 below); (d) each class may have different exchange privileges; (e) each class may provide for the automatic conversion of that class into another class; and (f) each class may be offered to different types of investors.

SECTION 2.	Classes of Shares and Designation Thereof.

I. Each Fund other than the AHA Funds, as specified in Appendix A, may offer any or all of the following classes of shares:

(a)

Class A Shares. “Class A Shares” will be offered with no sales charges or transactions fees. Class A Shares will be subject to a Rule 12b–1 distribution fee of up to an annual rate of 0.50% and an ongoing shareholder servicing fee of up to an annual rate of 0.25 % of average daily net assets attributable to the Class A Shares. Class A Shares do not automatically convert into shares of any other class.

(b)

Class S Shares. “Class S Shares” will be offered with no sales charges or transactions fees. Class S Shares will be subject to a Rule 12b–1 distribution fee of up to an annual rate of 0.50% and an ongoing shareholder servicing fee of up to an annual rate of 0.25 % of average daily net assets attributable to the Class S

Shares. Class S Shares do not automatically convert into shares of any other class.

(c)

Class R Shares. “Class R Shares” will be offered with a front-end sales charge of 3.50%. Class R Shares will be subject to a Rule 12b-1 distribution fee of up to an annual rate of 0.50% and an ongoing shareholder servicing fee of up to an annual rate of 0.25% of average daily net assets attributable to the Class R Shares. Class R Shares do not automatically convert into shares of any other class.

(d)

Institutional Class Shares. “Institutional Class Shares” will be offered with no sales charges or transactions fees. Institutional Class Shares will not be subject to a Rule 12b–1 distribution fee but will be subject to a shareholder servicing fee of up to an annual rate of 0.25% of average daily net assets attributable to the Institutional Class Shares. Institutional Class Shares do not automatically convert into shares of any other class.

II. Each AHA Fund, as specified in Appendix A, may offer any or all of the following classes of shares:

(a)

Class A Shares. “Class A Shares” will be offered with no sales charges or transactions fees. Class A Shares will be subject to a Rule 12b–1 distribution fee of up to an annual rate of 0.25% of average daily net assets attributable to the Class A Shares. Class A Shares may be offered by broker/dealers and financial institutions who hold such Class A Shares for the benefit of their customers, employee benefit plans and pension and profit-sharing plans. Class A Shares do not automatically convert into shares of any other class.

(b)

Institutional Class Shares. “Institutional Class Shares” will be offered with no sales charges or transactions fees. Institutional Class Shares will not be subject to a Rule 12b–1 distribution fee. Institutional Class Shares are sold to participants in the American Hospital Association (“AHA”) Investment Program, member hospitals of the AHA, their affiliated organizations, insurance funds, and other organizations within the healthcare industry, as well as to employee benefit plans, and pension and profit-sharing plans of health-related and other companies. Institutional Class Shares do not automatically convert into shares of any other class.

SECTION 3.	Allocation of Expenses.

(a)

Class Expenses. Each class of shares may be subject to different class expenses consisting of: (1) front–end sales charges or contingent deferred sales charges; (2) Rule 12b–1 plan distribution fees and shareholder service fees, if applicable to a particular class; (3) transfer agency and other recordkeeping costs to the extent allocated to a particular class; (4) Securities and Exchange Commission (“SEC”) and blue sky registration fees incurred separately by a particular class; (5)

litigation or other legal expenses relating solely to a particular class; (6) printing and postage expenses related to the preparation and distribution of class-specific materials such as shareholder reports, prospectuses and proxies to shareholders of a particular class; (7) expenses of administrative personnel and services as required to support the shareholders of a particular class; (8) audit or accounting fees or expenses relating solely to a particular class; (9) Trustee fees and expenses incurred as a result of issues relating solely to a particular class and (10) any other expenses subsequently identified that should be properly allocated to a particular class, which shall be approved by the Board of Trustees; (collectively, the “Class Expenses”).

(b)

Other Expenses. Except for the Class Expenses discussed above (which will be allocated to the appropriate class), all expenses incurred by each Fund will be allocated in accordance with Rule 18f-3 (c).

(c)

Waivers and Reimbursements of Expenses. City National Asset Management, Inc. (“CNAM”), CCM Advisors, LLC (“CCMA,” and together with CNAM, the “Managers”) and any provider of services to the Funds may waive or reimburse the expenses of a particular class or classes, provided, however, that such waiver shall not result in cross–subsidization between classes.

SECTION 4.	Allocation of Income.

The Funds will allocate income and realized and unrealized capital gains and losses in accordance with Rule 18f-3 (c).

SECTION 5.	Exchange Privileges.

A class of shares of a Fund may be exchanged only for the same class of shares of another Fund. All exchanges will be subject to such conditions as may be imposed from time to time as disclosed in Appendix B.

SECTION 6.	Automatic Conversions.

At this time, no class of shares will convert automatically into any other class of shares. Any future implementation of this conversion feature is subject to the continuing availability of a ruling or regulations of the Internal Revenue Service, or of an opinion of counsel or tax adviser, stating that the conversion of one class of shares to another does not constitute a taxable event under federal income tax law. The conversion feature may be suspended if such a ruling, regulation or opinion is not available.

SECTION 7.	Effective When Approved.

This Plan shall not take effect until a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, find that the Plan, as proposed and including the expense allocations, is in the best interests of each class individually and the Trust as a whole.

SECTION 8.	Amendments.

This Plan may not be amended to materially change the provisions of this Plan unless such amendment is approved in the manner specified in Section 7 above.

APPENDIX A TO

MULTIPLE CLASS PLAN

OF CNI CHARTER FUNDS

MULTIPLE CLASS FUNDS

Prime Money Market Fund (Class A, Class S and Institutional Class)

Government Money Market Fund (Class A, Class S and Institutional Class)

California Tax–Exempt Money Market Fund (Class A, Class S and Institutional Class)

Large Cap Growth Equity Fund (Class A and Institutional Class)

Large Cap Value Equity Fund (Class A and Institutional Class)

Corporate Bond Fund (Class A and Institutional Class)

Government Bond Fund (Class A and Institutional Class)

California Tax Exempt Bond Fund (Class A and Institutional Class)

High Yield Bond Fund (Class A and Institutional Class)

RCB Small Cap Value Fund (Class A, Class R and Institutional Class)

Multi-Asset Fund (Class A and Institutional Class)

AHA Funds

AHA Limited Maturity Fixed Income Fund (Class A and Institutional Class)

AHA Full Maturity Fixed Income Fund (Class A and Institutional Class)
AHA Balanced Fund (Class A and Institutional Class)
AHA Diversified Equity Fund (Class A and Institutional Class)

AHA Socially Responsible Equity Fund (Class A and Institutional Class)

Dated: August _, 2007

APPENDIX B TO

MULTIPLE CLASS PLAN

OF

CNI CHARTER FUNDS

EXCHANGE PRIVILEGES

SECTION 1. TERMS AND CONDITIONS OF EXCHANGES.

Shareholders of the Funds discussed herein may participate in exchanges as described below. An exchange is permitted only in the following circumstances:

(a)

if two Funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A Shares of one Fund cannot be exchanged for Class S Shares of another Fund, nor can Class A Shares of one Fund be exchanged for Class S Shares of that same Fund);

(b)	the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through such exchange;

(c)	the shares of the Fund acquired through exchange must be qualified for sale in the state in which the shareholder resides;

(d)	the exchange must be made between accounts having identical registrations and addresses;

(e)	the full amount of the purchase price for the shares being exchanged must have already been received by the Fund;

(f)

the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W–8 (certificate of foreign status) or Form W–9 (certifying exempt status) must have been received by the Fund;

(g)

newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten days, and all other shares are held in an account for at least one day, prior to the exchange; and

(h)	certificates (if any) representing shares must be returned before shares can be exchanged.

Because excessive exchanges can harm a Fund’s performance, the Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict,

reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading (accounts under common ownership or control and accounts with the same taxpayer identification number will be counted together). CNAM and the Funds’ transfer agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change. Limits may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and U.S. Department of Labor regulations (for those limits, see plan materials). The Funds reserve the right to refuse exchanges by any person or group if, in a Manager’s judgment, a Fund would be unable effectively to invest the money in accordance with its investment objective and policies, or would otherwise be potentially adversely affected. A shareholder’s exchanges may be restricted or refused if a Fund receives, or a Manager anticipates, simultaneous orders affecting significant portions of that Fund’s assets and, in particular, a pattern of exchanges coinciding with a “market timing” strategy. Although the Funds attempt to provide prior notice to affected shareholders when it is reasonable to do so, they may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privileges of Fund shareholders in the future.

THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY SUCH FUNDS OR BY A MANAGER OR DISTRIBUTOR AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

Shares to be exchanged will be redeemed at their net asset value as determined at the close of business on the day that an exchange request in proper form is received, as described in the applicable prospectus. Exchange requests received after the required time will result in the redemption of shares at their net asset value as determined at the close of business on the next business day.

In the event of unusual market conditions, a Fund reserves the right to reject any exchange request if, in the judgment of a Manager, the number of requests or the total value of the shares that are the subject of the exchange are likely to place a material burden on a Fund. For example, the number of exchanges by investment managers making market–timing exchanges may be limited.

SECTION 2. FEES.

There is no fee for exchanges among the Funds.

SEE THE APPLICABLE PROSPECTUS FOR MORE INFORMATION ABOUT SHARE EXCHANGES.

Exhibit L

POWER OF ATTORNEY

FOR

SECURITIES AND EXCHANGE COMMISSION

AND RELATED FILINGS

________________________________

Each of the undersigned Trustees and Officers of CNI CHARTER FUNDS (the “Trust”) hereby appoints RICHARD D. BYRD and SOFIA ROSALA (with full power to each of them to act alone), his or her attorney–in–fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statement of the Trust on Forms N-1A and N–14 under the Investment Company Act of 1940, under the Securities Act of 1933, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration statement and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders rulings or filings of proxy materials. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys–in–fact and agents may lawfully do or cause to be done by virtue hereof.

Each undersigned Trustee and Officer hereby executes this Power of Attorney as of this 10th day of May, 2007.

/s/ Irwin G. Barnet	/s/ William R. Sweet
Irwin G. Barnet	William R. Sweet
Trustee	Trustee

/s/ Vernon C. Kozlen	/s/ James R. Wolford
Vernon C. Kozlen	James R. Wolford
Trustee	Trustee

/s/ Victor Meschures
Victor Meschures
Trustee